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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10223
                                     ---------

                             ING Senior Income Fund
                             ----------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

    The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
    -----------------------------------------------------------------------
                      (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                    --------------

Date of fiscal year end:   February 29
                           -----------

Date of reporting period:  February 29, 2004
                           -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

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ANNUAL REPORT

ANNUAL REPORT

FEBRUARY 29, 2004

ING SENIOR INCOME FUND

[GRAPHIC]

[ING FUNDS LOGO]

                             ING Senior Income Fund


                                  ANNUAL REPORT

                                February 29, 2004


                                Table of Contents

     Portfolio Managers' Report                                  2

     Independent Auditors' Report                                7

     Statement of Assets and Liabilities                         8

     Statement of Operations                                    10

     Statements of Changes in Net Assets                        11

     Statement of Cash Flows                                    12

     Financial Highlights                                       13

     Notes to Financial Statements                              15

     Portfolio of Investments                                   22

     Shareholder Meeting information                            37

     Tax Information                                            38

     Trustee and Officer Information                            39

                             ING Senior Income Fund

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Senior Income Fund (the "Fund") is a diversified, closed-end investment company that seeks to provide investors with a high level of current income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans.

                            PORTFOLIO CHARACTERISTICS
                             AS OF FEBRUARY 29, 2004

Net Assets                                                       $   668,726,889
Total Assets                                                     $   671,566,455
Assets Invested in Senior Loans                                  $   638,242,547
Senior Loans Represented                                                     308
Average Amount Outstanding per Loan                              $     2,072,216
Industries Represented                                                        37
Average Loan Amount per Industry                                 $    17,249,799
Portfolio Turnover Rate                                                       72%
Weighted Average Days to Interest Rate Reset                             43 days
Average Loan Final Maturity                                            57 months

PERFORMANCE SUMMARY

During the fiscal year ended February 29, 2004, the Fund's Class A and Q shares each distributed total dividends from income of $0.64, resulting in an average annualized distribution rate of 4.24%(1) and 4.25%(1), respectively. During the same period, the Fund's Class B and C shares each distributed total dividends from income of $0.57, representing an average annualized distribution rate of 3.74%(1). This represents a spread of 3.06%, 3.07%, 2.56% and 2.56%, for Class A, B, C and Q, respectively, over the average 30-day LIBOR for the period under review.

The Fund's total return for the fiscal year, for each of the share classes, excluding sales charges, ranged from 8.93% on Class A to 8.33% on Class B. The Fund ran slightly behind the S&P/LSTA Leveraged Loan Index, which posted a total return of 9.40%(2), as the Fund did not meaningfully participate in the final stages of a rally in the more speculative sub-sector of the non-investment grade loan market. As is consistent with our investment philosophy since inception, we remain committed to minimizing share price volatility and thus are reluctant to sacrifice credit discipline in search of extraordinary returns.

MARKET OVERVIEW

The non-investment grade loan market closed out the twelve-month period ended February 29, 2004 in robust fashion, driven by bullish investor sentiment and the continuation of several positive trends, both macroeconomic and specific to credit markets. Although sustained job creation still appears elusive at this point, revitalization of the U.S. economy has clearly taken hold, as evidenced by above-consensus gross domestic product numbers during recent quarters, and stronger than expected corporate earnings across many key industry sectors. Importantly, an improved economic outlook played a significant role in the effective re-opening of debt capital markets to a broader spectrum of non-investment grade borrowers. At the corporate level, although top-line revenue growth remains difficult to come by during this period of muted pricing power and intense global competition, in general, corporate executives continue to do the right things, i.e., lower production costs, improve productivity, and address liquidity concerns via renewed access to capital. These factors, taken as a whole, propelled the leveraged loan market to record returns during 2003 with continued momentum into the first quarter of 2004.

----------
1. The distribution rate is calculated by dividing the total distributions declared during the quarter by the Fund's net asset value at the end of the period. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

2. Source: As tracked by Standard & Poor's Leveraged Commentary & Portfolio Management Data Group, a leading data provider to the Loan Market.

PORTFOLIO SPECIFICS

In general, our management approach continues to emphasize three consistent themes: 1) top-down research designed to distinguish industry sectors that provide the best investment opportunity; 2) identification of those individual credits that offer strong performance relative to expected return given the underlying risk; and 3) sufficient diversification at both the issuer and industry level. On the latter point, the Fund remains well diversified. During the fiscal year, one in which net assets increased in excess of 140% (to $669 million at fiscal year end), the Fund's average amount outstanding per loan declined to approximately 0.32% of assets invested in senior loans, from 0.48% at the end of the prior fiscal year. During the same period, the average amount invested in any one industry decreased to 2.70% of assets invested in senior loans from 3.03%.

                         TOP TEN INDUSTRY SECTORS AS OF
                             FEBRUARY 29, 2004 AS A
                                 PERCENTAGE OF:

                                                                TOTAL      NET
                                                                ASSETS    ASSETS
                                                                ------    ------
Cable Television                                                  12.7%     12.7%
Cellular Communications                                            8.3%      8.4%
Printing and Publishing                                            7.3%      7.4%
Healthcare, Education and Childcare                                7.0%      7.1%
Automobile                                                         4.8%      4.8%
Beverage, Food and Tobacco                                         4.4%      4.4%
Chemicals, Plastics and Rubber                                     4.3%      4.3%
Containers, Packaging and Glass                                    3.7%      3.8%
Radio and TV Broadcasting                                          3.5%      3.5%
Telecommunications                                                 3.1%      3.1%

                           TOP TEN SENIOR LOAN ISSUERS
                             AS OF FEBRUARY 29, 2004
                               AS A PERCENTAGE OF:

                                                                TOTAL      NET
                                                                ASSETS    ASSETS
                                                                ------    ------
Charter Communications Operating LLC                               3.2%      3.2%
Nextel Finance Company                                             3.0%      3.0%
General Growth Properties                                          1.5%      1.5%
Hilton Head Communications, L.P.                                   1.4%      1.4%
MCC Iowa LLC                                                       1.4%      1.4%
Qwest Communications International, Inc.                           1.4%      1.4%
Paxson Communications Corporation                                  1.0%      1.0%
Federal-Mogul Corporation                                          1.0%      1.0%
Insight Midwest Holdings LLC                                       1.0%      1.0%
Olympus Cable Holdings, LLC                                        1.0%      1.0%

Clearly, industry and credit selection continued to be an important determinant of performance during fiscal 2004. Against the backdrop of an increasingly strong loan market, we again focused on industries and individual loan positions that offered value. Cable television and cellular communications finished out the fiscal year as the Fund's top two industry sectors, largely on the basis of offering attractive returns for the underlying risk. During the fiscal year, several of the Fund's larger individual holdings from these two sectors benefited from fundamental credit improvement. Specifically, Charter Communications Operating, LLC reported several quarters in which it met or exceeded analyst expectations, and in doing so, the third largest cable television provider in the U.S. has effectively regained access to much needed capital in order to address specific balance sheet issues. Charter's resurgence also directly impacted, in a favorable manner, the loans of Adelphia Communications and its subsidiaries, the country's fifth largest cable operator. Although Adelphia continues to work through a very complex Chapter 11 bankruptcy proceeding, the market value of the company's debt obligations continue to point to a full recovery to lenders upon exit from bankruptcy. We continue to monitor this situation closely. Similarly, Nextel Communications, the bellwether issuer in the non-investment grade wireless sector, turned in a succession of very strong quarters during the period under review and, during the Fund's fourth fiscal quarter, refinanced it's sizeable credit facility at attractive borrowing rates. As in the recent past, Nextel's operational strength and capital markets activity has provided a catalyst to improved sentiment across the overall wireless sector, historically one of the Fund's largest.

Importantly, the level of non-performing loans in the Fund (classified as those not currently paying interest and/or principal as contractually stipulated) remained negligible. As of February 29, 2004, non-performing assets consisted of two separate loan tranches (purchased well below par, packaged with a performing tranche from the same issuer) accounting for only 0.13% of the Fund's net assets.

USE OF LEVERAGE

The Fund seeks to prudently utilize financial leverage in order to increase the yield to the holders of common shares. As of February 29, 2004, the Fund did not have any borrowings outstanding under a $100.0 million revolving credit facility.

The use of leverage for investment purposes increases both investment opportunity and investment risk.

OUTLOOK

As we move more deeply into 2004, loan investors, when analyzing their options, will likely continue to balance the prospects of an improving domestic economy with a supply/demand picture still heavily in favor of loan issuers. On one hand, the current environment has distinctly impacted existing loan prices in a favorable manner. On the other, it has also ushered in a period of unprecedented spread tightening, and made uncovering value a difficult proposition. While there is likely little upside left in loan prices at this point, fortunately, absent any significant external economic or geopolitical shocks, the downside also appears limited, at least for the foreseeable future. Default levels continue to drift lower, and a generational low in corporate borrowing rates, combined with historically strong investor demand for higher-yielding investments, has enabled many corporations to shore up balance sheets and thereby improve cash flow. Over the next few months, all eyes will be on the Federal Reserve as they determine when it is appropriate to increase short-term interest rates. Given the ultra-short duration of floating rate loans, an upward move in short-term rates should prove positive for the Fund's distributable yield.

We thank you for your continued confidence and encourage your questions and comments.


/s/ Jeffrey A. Bakalar                       /s/  Daniel A. Norman


Jeffrey A. Bakalar                           Daniel A. Norman
SENIOR VICE PRESIDENT                        SENIOR VICE PRESIDENT
CO-SENIOR PORTFOLIO MANAGER                  CO-SENIOR PORTFOLIO MANAGER
AELTUS INVESTMENT MANAGEMENT, INC.           AELTUS INVESTMENT MANAGEMENT, INC.

ING Senior Income Fund
April 15, 2004

[CHART]

                  ING SENIOR INCOME FUND CLASS B    ING SENIOR INCOME FUND CLASS B        S&P/LSTA LEVERAGED
                  WITH EARLY WITHDRAWAL CHARGE(1)  WITHOUT EARLY WITHDRAWAL CHARGE(2)       LOAN INDEX(3)
4/2/2001                       $ 10,000                        $ 10,000                        $ 10,000
2/28/2002                      $ 10,146                        $ 10,445                        $ 10,228
2/28/2003                      $ 10,571                        $ 10,818                        $ 10,571
2/29/2004                      $ 11,519(1)                     $ 11,719(2)                     $ 11,566(3)

                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                      PERIODS ENDED FEBRUARY 29, 2004
                                                           ------------------------------------------------------
                                                                          SINCE INCEPTION        SINCE INCEPTION
                                                                        OF CLASS A, B AND C        OF CLASS Q
                                                            1 YEAR            4/2/01                12/15/00
                                                            ------            ------                --------
Including Sales Charge:(1)
   Class A                                                    3.76%            4.42%                    --
   Class B                                                    5.33%            4.98%                    --
   Class C                                                    7.40%            5.63%                    --
   Class Q                                                    8.82%              --                   6.05%
Excluding Sales Charge:
   Class A                                                    8.93%            6.18%                    --
   Class B                                                    8.33%            5.60%                    --
   Class C                                                    8.40%            5.63%                    --
   Class Q                                                    8.82%              --                   6.05%

S&P/LSTA Leveraged Loan Index(2)                              9.40%            5.11%                  5.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Senior Income Fund against the S&P/LSTA Leveraged Loan Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE TO THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%. Class B maximum Early Withdrawal Charge ("EWC") is 3% in the first year, declining to 1% in the fifth year and eliminated thereafter. Class C maximum EWC is 1% for the first year. Class Q has no front-end sales charge or EWC charges.

(2) Source: S&P/Loan Syndication Trading Association. Since inception performance for the index is shown from March 31, 2001 for Class A, B and C and from December 31, 2000 for Class Q.

                         YIELDS AND DISTRIBUTIONS RATES

                                 30-DAY SEC YIELDS(1)            AVERAGE ANNUALIZED DISTRIBUTION RATES(2)
                        --------------------------------------   ----------------------------------------
                        CLASS A   CLASS B    CLASS C   CLASS Q    CLASS A   CLASS B   CLASS C    CLASS Q
                        --------------------------------------   ----------------------------------------
February 29, 2004(3)     3.08%     2.73%      2.73%     3.21%      4.24%     3.74%     3.74%      4.25%
August 31, 2003(4)       4.12%     3.63%      3.61%     4.18%      4.63%     4.13%     4.13%      4.64%

(1) Yield is calculated by dividing the Fund's net investment income per share for the most recent thirty days by the net asset value. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Fund's yield consistent with the SEC standardized yield formula for open-end investment companies.

(2) Distribution Rates are calculated by annualizing dividends declared during the period (i.e., divide the monthly dividend amount by the number of days in the month and multiply by the number of days in the fiscal year) and then dividing the resulting annualized dividend by the month-ending NAV.

(3) If the Investment Manager had not waived certain Fund expenses, the 30-Day SEC yield would have been 3.00% for Class A shares, 2.66% for Class B and Class C shares and 3.13% for Class Q shares.

(4) If the Investment Manager had not waived certain Fund expenses, the 30-Day SEC yield would have been 4.07% for Class A shares, 3.58% for Class B shares, 3.57% for Class C shares and 4.13% for Class Q shares.

PRINCIPAL RISK FACTOR(S): This closed-end Fund may invest in below investment grade senior loans. Investment in the Fund involves the risk that borrowers may default on obligations, or that lenders may have difficulty liquidating the collateral securing the loans or enforcing their rights under the terms of the senior loans. Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Fund's NAV. The use of leverage for investment purposes increases both investment opportunity and investment risk. In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage, would exaggerate the loss to the Fund and may exaggerate the effect on the Fund's NAV.

INTEREST RATE RISK: Changes in market interest rates will effect the yield on the Fund's Common Shares. If market interest rates fall, the yield on the Fund's Common Shares will also fall. In addition, changes in market interest rates may cause the Fund's NAV to experience moderate volatility because of the lag between changes in market rates and the resetting of the floating rates on assets in the Fund's portfolio. Finally, to the extent that market interest rate changes are reflected as a change in the market spreads for loans of the type and quality in which the Fund invests, the value of the Fund's portfolio may decrease in response to an increase in such spreads.

INDEX DESCRIPTION

The S&P/LSTA LEVERAGED LOAN INDEX ("LLI") is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

                             ING Senior Income Fund

INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees
ING Senior Income Fund:

We have audited the accompanying statement of assets and liabilities of the ING Senior Income Fund (the "Fund"), including the portfolio of investments, as of February 29, 2004, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 15, 2000 (inception) to February 28, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Senior Income Fund as of February 29, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from December 15, 2000 to February 28, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP


April 19, 2004
Los Angeles, California

                             ING Senior Income Fund

STATEMENT OF ASSETS AND LIABILITIES as of February 29, 2004

ASSETS:
Investments in securities at value (Cost $630,549,133)                                           $   641,584,738
Short-term investments at amortized cost                                                              11,000,000
Cash                                                                                                   3,782,848
Receivables:
   Fund shares sold                                                                                   11,924,047
   Interest                                                                                            2,732,171
Reimbursement due from Manager                                                                            96,078
Prepaid expenses                                                                                         201,911
Prepaid arrangement fees on notes payable                                                                244,662
                                                                                                 ---------------
     Total assets                                                                                    671,566,455
                                                                                                 ---------------
LIABILITIES:
Accrued interest payable                                                                                   8,303
Deferred arrangement fees                                                                              1,145,183
Payable to affiliates                                                                                    718,757
Income distribution payable                                                                              658,765
Accrued trustee fees                                                                                       2,873
Other accrued expenses and liabilities                                                                   305,685
                                                                                                 ---------------
     Total liabilities                                                                                 2,839,566
                                                                                                 ---------------
NET ASSETS                                                                                       $   668,726,889
                                                                                                 ===============
NET ASSETS CONSIST OF:
Paid-in capital                                                                                  $   655,938,082
Undistributed net investment income                                                                      109,395
Undistributed net realized gain on investments                                                         1,643,807
Net unrealized appreciation of investments                                                            11,035,605
                                                                                                 ---------------
NET ASSETS                                                                                       $   668,726,889
                                                                                                 ===============

                 See Accompanying Notes to Financial Statements

CLASS A:
   Net assets                                                                                    $   172,974,605
   Shares authorized                                                                                   unlimited
   Par value                                                                                     $          0.01
   Shares outstanding                                                                                 11,179,657
   Net asset value and redemption price per share                                                $         15.47
   Maximum offering price per share (4.75%)(1)                                                   $         16.24

CLASS B:
   Net assets                                                                                    $    62,851,915
   Shares authorized                                                                                   unlimited
   Par value                                                                                     $          0.01
   Shares outstanding                                                                                  4,067,839
   Net asset value and redemption price per share(2)                                             $         15.45
   Maximum offering price per share                                                              $         15.45

CLASS C:
   Net assets                                                                                    $   275,849,040
   Shares authorized                                                                                   unlimited
   Par value                                                                                     $          0.01
   Shares outstanding                                                                                 17,841,252
   Net asset value and redemption price per share(2)                                             $         15.46
   Maximum offering price per share                                                              $         15.46

CLASS Q:
   Net assets                                                                                    $   157,051,329
   Shares authorized                                                                                   unlimited
   Par value                                                                                     $          0.01
   Shares outstanding                                                                                 10,188,399
   Net asset value and redemption price per share                                                $         15.41
   Maximum offering price per share                                                              $         15.41

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable Early Withdrawal Charge.

                 See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the Year Ended February 29, 2004

INVESTMENT INCOME:
Interest                                                                                          $   21,820,176
Arrangement fees earned                                                                                  640,210
Dividends                                                                                                 36,938
Other                                                                                                    921,993
                                                                                                  --------------
     Total investment income                                                                          23,419,317
                                                                                                  --------------
EXPENSES:
Investment management fees                                                                             3,534,357
Administration fees                                                                                      441,795
Distribution and service fees:
     Class A                                                                                             179,130
     Class B                                                                                             357,927
     Class C                                                                                             943,130
     Class Q                                                                                             482,448
Transfer agent fees:
     Class A                                                                                              58,976
     Class B                                                                                              32,243
     Class C                                                                                             106,268
     Class Q                                                                                             197,999
Shareholder reporting expense                                                                             70,272
Interest expense                                                                                         353,687
Custodian fees                                                                                           210,400
Credit facility fees                                                                                      93,342
Recordkeeping and pricing expense                                                                         11,695
Professional fees                                                                                        316,622
Trustees' fees                                                                                            15,980
Registration fees                                                                                        107,548
Postage expense                                                                                           74,080
Insurance expense                                                                                          3,598
Miscellaneous expense                                                                                     22,191
                                                                                                  --------------
     Total expenses                                                                                    7,613,688
                                                                                                  --------------
Less:
     Net waived and reimbursed fees                                                                      486,243
                                                                                                  --------------
     Net expenses                                                                                      7,127,445
                                                                                                  --------------
       Net investment income                                                                          16,291,872
                                                                                                  --------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on investments                                                                       5,249,490
Net change in unrealized depreciation of investments                                                  12,520,783
                                                                                                  --------------
     Net realized and unrealized gain on investments                                                  17,770,273
                                                                                                  --------------
Increase in net assets resulting from operations                                                  $   34,062,145
                                                                                                  ==============

                 See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR                           YEAR
                                                                       ENDED                          ENDED
                                                                    FEBRUARY 29,                   FEBRUARY 28,
                                                                       2004                            2003
                                                                       ----                            ----
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                              $   16,291,872                $    12,420,155
Net realized gain (loss) on investments                                 5,249,490                     (1,013,477)
Net change in unrealized appreciation (depreciation) of
   investments                                                         12,520,783                       (920,901)
                                                                   --------------                ---------------
   Net increase in net assets resulting from operations                34,062,145                     10,485,777
                                                                   --------------                ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                             (2,804,728)                      (343,871)
   Class B                                                             (1,277,656)                      (655,286)
   Class C                                                             (4,349,387)                    (1,183,573)
   Class Q                                                             (8,270,536)                   (10,232,636)
Net realized gain on investments:
   Class A                                                               (107,928)                            --
   Class B                                                                (46,487)                            --
   Class C                                                               (181,082)                            --
   Class Q                                                               (159,555)                            --
                                                                   --------------                ---------------
Total distributions                                                   (17,197,359)                   (12,415,366)
                                                                   --------------                ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      585,241,477                     46,900,491
Dividends reinvested                                                    9,503,996                     11,601,350
                                                                   --------------                ---------------
                                                                      594,745,473                     58,501,841
Cost of shares repurchased                                           (219,625,660)                   (29,437,098)
                                                                   --------------                ---------------
Net increase in net assets resulting from capital share
   transactions                                                       375,119,813                     29,064,743
                                                                   --------------                ---------------
Net increase in net assets                                            391,984,599                     27,135,154
                                                                   --------------                ---------------
NET ASSETS:
Beginning of year                                                     276,742,290                    249,607,136
                                                                   --------------                ---------------
End of year                                                        $  668,726,889                $   276,742,290
                                                                   ==============                ===============
Undistributed net investment income at end of year                 $      109,395                $       519,830
                                                                   ==============                ===============

                 See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS for Year Ended February 29, 2004

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Interest received                                                                          $       17,976,628
   Facility fees paid                                                                                       (477)
   Arrangement fee received                                                                            1,107,550
   Other income received                                                                                 921,993
   Interest paid                                                                                        (417,336)
   Other operating expenses paid                                                                      (5,653,703)
   Purchases of portfolio securities                                                              (3,466,129,041)
   Proceeds from disposition of portfolio securities                                               3,153,633,265
                                                                                              ------------------
     Net cash used for operating activities                                                         (298,561,121)
                                                                                              ------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions paid to common shareholders                                                          (7,693,363)
   Proceeds from capital shares sold                                                                 574,217,404
   Disbursements for capital shares repurchased                                                     (219,625,660)
   Net repayment of notes payable                                                                    (47,000,000)
                                                                                              ------------------
     Net cash flows provided by financing activities                                                 299,898,381
                                                                                              ------------------
Net increase in cash                                                                                   1,337,260
Cash at beginning of year                                                                              2,445,588
                                                                                              ------------------
Cash at end of year                                                                           $        3,782,848
                                                                                              ==================
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                          $       34,062,145
                                                                                              ------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
   Change in unrealized depreciation on investments                                                  (12,520,783)
   Net accretion/amortization of discounts on investments                                             (2,682,541)
   Realized gain on sale of investments                                                               (5,249,490)
   Purchases of investments                                                                       (3,466,129,041)
   Proceeds on sale of investments                                                                 3,153,633,265
   Increase in interest receivable                                                                    (1,197,945)
   Decrease in prepaid arrangement fees on notes payable                                                  92,865
   Increase in prepaid expenses                                                                         (181,092)
   Increase in deferred arrangement fees                                                                 467,340
   Decrease in accrued interest payable                                                                  (63,649)
   Increase in reimbursement due from Manager                                                            (48,729)
   Increase in payable to affiliate                                                                      426,051
   Increase in accrued trustees' fees                                                                      2,561
   Increase in income distribution payable                                                               658,765
   Increase in accrued expenses                                                                          169,157
                                                                                              ------------------
   Total adjustments                                                                                (332,623,266)
                                                                                              ------------------
     Net cash used for operating activities                                                   $     (298,561,121)
                                                                                              ==================
NON CASH FINANCING ACTIVITIES
     Receivable for shares sold                                                               $       11,924,047
     Reinvestment of dividends                                                                $        9,503,996

                 See Accompanying Notes to Financial Statements

ING SENIOR INCOME FUND                                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS A                            CLASS B
                                                                ---------------------------------  --------------------------------
                                                                  YEAR        YEAR       PERIOD      YEAR        YEAR       PERIOD
                                                                 ENDED       ENDED       ENDED      ENDED       ENDED       ENDED
                                                                FEB. 29,    FEB. 28,    FEB. 28,   FEB. 29,    FEB. 28,    FEB. 28,
                                                                  2004        2003       2002(1)     2004        2003       2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $      14.83       14.92       15.00      14.82       14.92       15.00
   Income from investment operations:
   Net investment income                                    $       0.61        0.69        0.81       0.53        0.62        0.75
   Net realized and unrealized gain (loss) on investments   $       0.69       (0.09)      (0.09)      0.69       (0.10)      (0.10)
   Total income from investment operations                  $       1.30        0.60        0.72       1.22        0.52        0.65
   Less distributions from:
   Net investment income                                    $       0.64        0.69        0.80       0.57        0.62        0.73
   Net realized gain on investments                         $       0.02          --          --       0.02          --          --
   Total distributions                                      $       0.66        0.69        0.80       0.59        0.62        0.73
   Net asset value, end of period                           $      15.47       14.83       14.92      15.45       14.82       14.92
   TOTAL INVESTMENT RETURN(2)                               %       8.93        4.15        4.92       8.33        3.57        4.45
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $    172,975      11,106       2,411     62,852      17,648      12,776
   Average borrowings (000's)(5)                            $     20,771      17,655      19,797     20,771      17,655      19,797
   Asset coverage ratio                                     %         --*        689       3,220         --*        689       3,220
RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %       1.36        1.42        1.47       1.87        1.91        1.96
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %       1.43        1.63        1.73       1.97        2.09        2.23
   Net investment income(3)(4)                              %       3.84        4.88        5.58       3.47        4.12        5.19
RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %       1.46        1.57        1.82       2.22        2.31        2.29
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %       1.53        1.78        2.07       2.31        2.49        2.54
   Net investment income(3)(4)                              %       3.74        4.73        5.26       3.13        3.72        4.89
   Portfolio turnover rate                                  %         72          60          65         72          60          65
   Shares outstanding at end of period (000's)                    11,180         749         162      4,068       1,191         856

                                                                                     CLASS C
                                                                ----------------------------------------------------
                                                                 YEAR ENDED          YEAR ENDED       PERIOD ENDED
                                                                FEB. 29, 2004       FEB. 28, 2003   FEB. 28, 2002(1)
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $           14.82               14.92              15.00
   Income from investment operations:
   Net investment income                                    $            0.53                0.62               0.75
   Net realized and unrealized gain (loss) on investments   $            0.70               (0.10)             (0.10)
   Total income from investment operations                  $            1.23                0.52               0.65
   Less distributions from:
   Net investment income                                    $            0.57                0.62               0.73
   Net realized gain on investments                         $            0.02                  --                 --
   Total distributions                                      $            0.59                0.62               0.73
   Net asset value, end of period                           $           15.46               14.82              14.92
   TOTAL INVESTMENT RETURN(2)                               %            8.40                3.57               4.45
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $         275,849              32,647             19,391
   Average borrowings (000's)(5)                            $          20,771              17,655             19,797
   Asset coverage ratio                                     %              --*                689              3,220
RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %            1.86                1.91               1.96
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %            1.94                2.09               2.23
   Net investment income(3)(4)                              %            3.38                4.19               5.20
RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %            1.96                2.06               2.29
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %            2.04                2.24               2.54
   Net investment income(3)(4)                              %            3.28                4.04               4.89
   Portfolio turnover rate                                  %              72                  60                 65
   Shares outstanding at end of period (000's)                         17,841               2,202              1,300

(1)  Classes A, B and C commenced offering of shares on April 2, 2001.
(2) Total investment returns are not annualized for periods of less than one year and do not include sales load.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years.
(5)  Based on the active days of borrowing.
*    There were no loans outstanding at year end.

                 See Accompanying Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q(5)
                                                                 --------------------------------------------------
                                                                   YEAR          YEAR          YEAR        PERIOD
                                                                   ENDED         ENDED         ENDED       ENDED
                                                                  FEB. 29,      FEB. 28,      FEB. 28,    FEB. 28,
                                                                    2004          2003          2002       2001(1)
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $         14.79          14.89        15.30       15.02
   Income from investment operations:
   Net investment income                                    $          0.63           0.69         0.81        0.14
   Net realized and unrealized gain (loss) on investments   $          0.65          (0.10)       (0.32)       0.14
   Total income from investment operations                  $          1.28           0.59         0.49        0.28
   Less distributions from:
   Net investment income                                    $          0.64           0.69         0.90          --
   Net realized gain on investments                         $          0.02             --           --          --
   Total distributions                                      $          0.66           0.69         0.90          --
   Net asset value, end of period                           $         15.41          14.79        14.89       15.30
   TOTAL INVESTMENT RETURN(2)                               %          8.82           4.09         3.73        1.80
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $       157,051        215,341      215,029      94,096
   Average borrowings (000's)(6)                            $        20,771         17,655       19,797          --
   Asset coverage ratio                                     %            --*           689        3,220          --*
RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %          1.40           1.41         1.43          --
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %          1.54           1.59         1.63        1.85
   Net investment income(3)(4)                              %          4.17           4.69         5.94        7.00
RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees related to
     revolving credit facility)(3)(4)                       %          1.48           1.56         1.70          --
   Expenses (with interest and other fees related to
     revolving credit facility)(3)(4)                       %          1.62           1.74         1.90        1.85
   Net investment income(3)(4)                              %          4.09           4.54         5.67        7.00
   Portfolio turnover rate                                  %            72             60           65          11
   Shares outstanding at end of period (000's)                       10,188         14,559       14,439       6,152

(1)  Class Q commenced operations on December 15, 2000.
(2) Total investment returns are not annualized for periods of less than one year and do not include sales load.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years.
(5) Effective March 30, 2001, the Management of the Fund effectuated a reverse stock split of 0.6656 of a Share for one Share. Prior period amounts have been restated to reflect the reverse stock split.
(6)  Based on the active days of borrowing.
*    There were no loans outstanding at period end.

                 See Accompanying Notes to Financial Statements

                             ING Senior Income Fund

NOTES TO FINANCIAL STATEMENTS as of February 29, 2004

NOTE 1 -- ORGANIZATION

ING Senior Income Fund (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a continuously-offered, diversified, closed-end, investment management company. The Fund invests at least 80% of its assets in senior loans which are exempt from registration under the Securities Act of 1933 as amended (the "`33 Act"), but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates. During the period December 15, 2000 through March 30, 2001, the Fund issued 19,933,953 Class Q shares to an affiliate of the Fund's manager, ING Investments, LLC (the "Investment Manager") in exchange for $200,000,000. Effective April 2, 2001, the Fund commenced the offering of Class A, Class B, Class C and Class Q shares to the public. The Fund currently offers four classes of shares; A, B, C and Q. Class A shares are subject to a sales charge of up to 4.75%. Class A shares purchased in excess of $1,000,000 are subject to an Early Withdrawal Charge ("EWC") of up to 1% over the two-year period after purchase. Class A shares are available upon conversion of Class B shares eight years after purchase or through an exchange of Class A shares of certain ING Funds. Class B common shares are subject to an EWC of up to 3.0% over the five-year period after purchase and Class C common shares are subject to an EWC of 1% during the first year after purchase. To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding common shares on a monthly basis. This is a fundamental policy that can not be changed without shareholder approval. The Fund currently anticipates offerings to repurchase 5% of its outstanding common shares each month. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund's common shares is expected to exist. The separate classes of shares differ principally in the distribution fees and shareholder servicing fees. All shareholders bear the common expenses of the Fund and earn income from all portfolios pro rata on the average daily net assets of each class, without distinction between share classes. Dividends for each class are based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in the per share dividend rates generally result from the relative weighting of pro rata income and realized gains allocations and from differences in separate class expenses, including distribution fees and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

A. SENIOR LOAN AND OTHER SECURITY VALUATION. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the Board of Trustees to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above. It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. As of February 29, 2004, 98.9% of total long-term investments were valued based on these procedures.

     Prices from a pricing service may not be available for all loans and the Investment Manager may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities other than senior loans for which reliable market value quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of Trustees of the Fund. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost.

B. DISTRIBUTIONS TO SHAREHOLDERS. The Fund declares and goes ex-dividend daily and pays dividends monthly for net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The Fund records distributions to its shareholders on the ex-dividend date.

C. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Loans are booked on a settlement basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are determined by the effective yield method over the shorter of four years or the actual term of the loan. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of four years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. It is the Fund's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

E. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENTS

For the year ended February 29, 2004, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $607,222,305 and $303,669,266 respectively. At February 29, 2004, the Fund held senior loans valued at $638,242,547 representing 99.5% of its total investments (excluding short-term investments). The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Fund may take the form of a direct lending relationship with the borrower or an assignment of a lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Warrants and shares of common stock held in the portfolio were acquired in conjunction with loans held by the Fund. Certain of these shares and warrants are restricted and may not be publicly sold without registration under the `33 Act, or without an exemption under the `33 Act. In some cases, these restrictions expire after a designated period of time after the issuance of the stock.

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                                  DATE OF            COST OR
                                                                                ACQUISITION       ASSIGNED BASIS
                                                                                -----------       --------------
Decision One Corporation -- Common Shares                                         09/27/01           $      --
Murray's Discount Auto Stores, Inc. -- Escrow                                     08/11/03             133,153
Neoplan -- Common Shares                                                          08/29/03                  --
Neoplan -- Preferred B Shares                                                     08/29/03                  --
Neoplan -- Preferred C Shares                                                     08/29/03              40,208
Neoplan -- Preferred D Shares                                                     08/29/03             330,600
New World Restaurant Group, Inc. -- Warrants                                      02/20/02                  20
Safelite Glass Corporation -- Common Shares                                       06/21/01                  --
Safelite Realty -- Common Shares                                                  06/21/01                  --
Targus -- Warrants                                                                03/11/03                  --
                                                                                                     ---------
Total restricted securities excluding senior loans (market value
   of $1,822,338 was 0.3% of net assets at February 29, 2004)                                        $ 503,981
                                                                                                     =========

NOTE 4 -- MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has entered into an Investment Management Agreement with the Investment Manager to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund) ("Managed Assets"). Effective August 1, 2003, the Fund is sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). Under the Sub-Advisory Agreement, ING Aeltus is responsible for managing the assets of the Fund in accordance with its investment objective and policies, subject to oversight by the Investment Manager. The members of the portfolio management team became employees of ING Aeltus. The same persons will therefore manage the Fund, but as employees of ING Aeltus, not as employees of the Investment Manager. Both ING Aeltus and the Investment Manager are indirect wholly owned subsidiaries of ING Groep N.V. and affiliates of each other.

The Fund has also entered into an Administration Agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees ("Service Fees") paid to securities dealers who executed a distribution agreement with the Distributor. Under the 12b-1 plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

           CLASS A                     CLASS B                     CLASS C                     CLASS Q
           -------                     -------                     -------                     -------
            0.25%                       1.00%                       0.75%                       0.25%

During the year ended February 29, 2004, the Distributor waived 0.25% of the Service Fee on Class B only.

NOTE 6 -- EXPENSE LIMITATIONS

The Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, to the following:

     Class A -- 0.90% of Managed Assets plus 0.45% of average daily net assets Class B -- 0.90% of Managed Assets plus 1.20% of average daily net assets Class C -- 0.90% of Managed Assets plus 0.95% of average daily net assets Class Q -- 0.90% of Managed Assets plus 0.45% of average daily net assets

As of Febuary 29, 2004, the three-year cumulative amount of reimbursed fees that are subject to possible recoupment by the Investment Manager is $1,401,116.

NOTE 7 -- COMMITMENTS

The Fund has entered into a five-year revolving credit agreement, collateralized by assets of the Fund, to borrow up to $100 million maturing June 13, 2006. Borrowing rates under this agreement are based on a commercial paper pass through rate plus 0.40% on the funded portion. A commitment fee of 0.10% is charged on the unused portion of the facility. There was no amount of borrowings outstanding at February 29, 2004. Average borrowings for the year ended February 29, 2004 was $20,770,909 and the average annualized interest rate was 2.15% excluding other fees related to the unused portion of the facilities, and other fees.

NOTE 8 -- SENIOR LOAN COMMITMENTS

At February 29, 2004, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Amerco, Inc.                                                        $  2,445,000
Atlantic Broadband Finance, LLC                                        2,000,000
Cincinnati Bell, Inc.                                                  1,911,102
Federal-Mogul Corporation                                                171,662
Fleming Companies, Inc.                                                  423,322
Georgia-Pacific Corporation                                            5,200,000
Hercules, Inc.                                                           612,661
IESI Corporation                                                         993,125
Insight Health Services Corporation                                      750,000
Lyondell Chemical Company                                           $  1,000,000
Nextel Finance Company                                                 1,891,892
Nutrasweet Acquisition Corporation                                       670,608
Pinnacle Entertainment                                                   866,667
Rural Cellular Corporation                                               401,413
SBA Senior Finance, Inc.                                                 461,538
Six Flags Theme Parks, Inc.                                              583,333
United Defense Industries, Inc.                                        2,000,000
United Rentals (North America), Inc.                                   1,111,111
                                                                    ------------
                                                                    $ 23,493,434
                                                                    ============

NOTE 9 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 29, 2004, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

               ACCRUED INVESTMENT              ACCRUED          ACCRUED DISTRIBUTION
                 MANAGEMENT FEES         ADMINISTRATIVE FEES      AND SERVICE FEES         TOTAL
               ------------------        -------------------    --------------------       -----
                   $ 411,574                  $ 51,447               $ 255,736           $ 718,757

At February 29, 2004, Equitable Life Insurance Company of Iowa ("ELI"), a wholly-owned indirect subsidiary of ING Groep N.V., owned 8.5% of the Fund. Investment activities of this shareholder in the Fund could have a material impact on the Fund. It is the intention of ELI to tender for repurchase all of their shares through the normal monthly offers to repurchase made by the Fund.

The Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended.

NOTE 10 -- CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSB may be reduced by earnings credits based on the cash balances held by SSB for the Fund. There were no earning credits for the year ended February 29, 2004.

NOTE 11 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. As of February 29, 2004, the Fund held 0.5% of its total assets in subordinated loans and unsecured loans.

NOTE 12 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                     CLASS A SHARES                           CLASS B
                                           -------------------------------     -------------------------------
                                               YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED
                                            FEBRUARY 29,      FEBRUARY 28,      FEBRUARY 29,      FEBRUARY 28,
                                               2004               2003              2004              2003
                                               ----               ----              ----              ----
NUMBER OF SHARES
Shares sold                                   11,471,958           697,541         3,176,454           529,384(1)
Dividends reinvested                             128,609            18,011            50,168            22,777
Shares redeemed                               (1,169,710)         (128,377)         (349,656)         (217,666)(1)
                                           -------------     -------------     -------------      ------------
Net increase in shares outstanding            10,430,857           587,175         2,876,966           334,495
                                           =============     =============     =============      ============
DOLLAR AMOUNT ($)
Shares sold                                $ 175,247,213     $  10,303,765     $  48,393,642      $  7,862,602(2)
Dividends reinvested                           1,970,610           265,212           765,311           336,436
Shares redeemed                              (17,948,478)       (1,890,380)       (5,333,591)       (3,212,215)(2)
                                           -------------     -------------     -------------      ------------
Net increase                               $ 159,269,345     $   8,678,597     $  43,825,362      $  4,986,823
                                           =============     =============     =============      ============

                                                       CLASS C                              CLASS Q
                                           -------------------------------     -------------------------------
                                               YEAR              YEAR              YEAR              YEAR
                                               ENDED             ENDED             ENDED             ENDED
                                            FEBRUARY 29,      FEBRUARY 28,      FEBRUARY 29,      FEBRUARY 28,
                                               2004               2003              2004              2003
                                               ----               ----              ----              ----
NUMBER OF SHARES
Shares sold                                   16,799,564         1,548,667         6,897,835           374,311
Dividends reinvested                             219,973            63,192           226,785           682,409
Shares redeemed                               (1,380,540)         (709,214)      (11,495,246)         (936,355)
                                           -------------     -------------     -------------      ------------
Net increase (decrease) in shares
  outstanding                                 15,638,997           902,645        (4,370,626)          120,365
                                           =============     =============     =============      ============
DOLLAR AMOUNT ($)

Shares sold                                $ 256,292,793     $  22,961,598    $  105,307,829      $  5,582,887
Dividends reinvested                           3,363,842           932,572         3,404,233        10,067,130
Shares redeemed                              (21,108,863)      (10,428,994)     (175,234,728)      (13,715,870)
                                           -------------     -------------    --------------      ------------
Net increase (decrease)                    $ 238,547,772     $  13,465,176    $  (66,522,666)     $  1,934,147
                                           =============     =============    ==============      ============

(1)  Excludes 12,712 shares rescinded.
(2)  Excludes $189,639 for shares rescinded.

NOTE 13 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, organizational and offering expenses, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The tax composition of dividends and distributions to shareholders was as follows:

                  YEAR ENDED FEBRUARY 29, 2004         YEAR ENDED FEBRUARY 28, 2003
               ------------------------------------    ----------------------------
                                       LONG-TERM
               ORDINARY INCOME        CAPITAL GAIN            ORDINARY INCOME
               ---------------        ------------            ---------------
                 $ 16,702,307           $ 495,052               $ 12,415,366

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 29, 2004 were:

                        UNDISTRIBUTED      UNREALIZED        POST-OCTOBER         CAPITAL
     UNDISTRIBUTED        LONG-TERM       APPRECIATION/     CAPITAL LOSSES          LOSS         EXPIRATION
    ORDINARY INCOME     CAPITAL GAINS    (DEPRECIATION)        DEFERRED         CARRYFORWARDS       DATES
    ---------------     -------------    --------------     --------------      -------------    ----------
      $ 2,239,630         $ 194,558        $ 11,020,385           $ --               $ --             --

NOTE 14 -- RESCISSION OFFER

Certain of the Fund's Class A shares sold during the period of June 30, 2003 to July 16, 2003 ("Rescission Period") were not registered with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended. During the Rescission Period, up to 454,994 shares were sold without registration. On October 10, 2003, the Fund filed a Registration Statement on Form N-2 offering to repurchase the unregistered Class A shares sold during the Rescission Period ("Rescission Offer"). The Investment Manager has agreed to pay the costs of the Rescission Offer (I.E., legal and accounting expenses and printing and mailing expenses) and net loss including interest of $1,029 to the Fund resulting from the Rescission Offer.

NOTE 15 -- SUBSEQUENT EVENTS

DIVIDENDS DECLARED

Subsequent to February 29, 2004, the Fund declared the following dividends:

PER SHARE AMOUNT            TYPE            DECLARATION DATE              RECORD DATE             PAYABLE DATE
----------------            ----            ----------------              -----------             ------------
   $ 0.04842(A)              NII                  Daily                      Daily                April 1, 2004
   $ 0.04187(B)              NII                  Daily                      Daily                April 1, 2004

NII -- Net Investment Income
(A) For Class A and Q shares.
(B) For Class B and C shares.

                             ING Senior Income Fund

PORTFOLIO OF INVESTMENTS as of February 29, 2004

SENIOR LOANS*: 95.5%

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE: 1.0%
                            ALLIANT TECHSYSTEMS, INC.                        Ba2         BB-
         $  2,270,970        Term Loan, maturing April 20, 2009                                  $   2,296,341
                            TITAN CORPORATION                                Ba3         BB-
            1,970,000       Term Loan, maturing June 30, 2009                                        1,970,000
                            UNITED DEFENSE INDUSTRIES, INC.                  Ba2         BB
            2,502,128       Term Loan, maturing August 13, 2009                                      2,518,660
                                                                                                 -------------
                                                                                                     6,785,001
                                                                                                 -------------
AUTOMOBILE: 4.8%
                            AFTERMARKET TECHNOLOGY CORPORATION               Ba3         BB-
              314,905       Term Loan, maturing February 08, 2008                                      315,918
              431,310       Term Loan, maturing February 08, 2008                                      430,231
                            COLLINS & AIKMAN PRODUCTS                        B1          B+
            1,298,246       Term Loan, maturing December 31, 2005                                    1,295,000
              701,754       Term Loan, maturing December 31, 2005                                      710,526
                     (1)    FEDERAL-MOGUL CORPORATION                        Ca          NR
            3,328,338       Revolver, maturing February 24, 2004                                     3,014,226
            1,500,000       Term Loan, maturing February 24, 2004                                    1,359,375
            2,620,000       Term Loan, maturing February 24, 2005                                    2,376,557
                            GOODYEAR TIRE & RUBBER COMPANY
            2,500,000       Term Loan, maturing March 31, 2006               B2          B+          2,488,282
            1,500,000       Term Loan, maturing March 31, 2006               B1          BB+         1,513,125
                            HLI OPERATING COMPANY, INC.                      Ba3         BB-
            1,439,167       Term Loan, maturing June 03, 2009                                        1,468,849
                            KEYSTONE AUTOMOTIVE INDUSTRIES, INC.             B1          B+
            1,000,000       Term Loan, maturing October 30, 2009                                     1,015,000
                            METALDYNE COMPANY, LLC                           B2          BB-
            1,764,210       Term Loan, maturing December 31, 2009                                    1,782,293
                            PLASTECH, INC.                                   Ba3         BB-
            1,500,000       Term Loan, maturing February 12, 2010                                    1,525,782
                            POLYPORE, INC.                                   Ba3         BB-
            1,473,750       Term Loan, maturing December 31, 2007                                    1,487,873
                            SAFELITE GLASS CORPORATION                       B3          B+
            2,734,289       Term Loan, maturing September 30, 2007                                   2,693,275
            1,700,073       Term Loan, maturing September 30, 2007                                   1,683,072
                            TENNECO AUTOMOTIVE, INC.                         B1           B
            1,380,000       Term Loan, maturing December 12, 2010                                    1,405,300
              620,000       Term Loan, maturing December 12, 2010                                      631,625
                            TRW AUTOMOTIVE ACQUISITIONS CORPORATION          Ba2         BB+
            1,600,000       Term Loan, maturing February 28, 2009                                    1,616,125
            2,000,000       Term Loan, maturing February 28, 2011                                    2,037,322
                            UNITED COMPONENTS, INC.                          B1          BB-
            1,485,000       Term Loan, maturing June 30, 2010                                        1,505,419
                                                                                                 -------------
                                                                                                    32,355,175
                                                                                                 -------------

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
BEVERAGE, FOOD AND TOBACCO: 4.4%
                            B & G FOODS, INC.                                B1          B+
         $    997,500       Term Loan, maturing August 31, 2009                                  $   1,007,891
                            BIRDS EYE FOODS, INC.                            Ba3         B+
            1,880,389       Term Loan, maturing June 30, 2008                                        1,900,957
                            COMMONWEALTH BRANDS, INC.                        Ba3         BB-
              979,392       Term Loan, maturing August 28, 2007                                        990,410
                            CONSTELLATION BRANDS, INC.                       Ba1         BB
            1,250,000       Term Loan, maturing November 30, 2008                                    1,267,858
                            CP KELCO APS                                     B3           B
              970,260       Term Loan, maturing March 31, 2008                                         977,739
              317,899       Term Loan, maturing September 30, 2008                                     320,350
                            DEAN FOODS COMPANY                               Ba1         BB+
            1,850,000       Term Loan, maturing July 15, 2007                                        1,863,366
            2,238,738       Term Loan, maturing July 15, 2008                                        2,275,118
                            DEL MONTE CORPORATION                            Ba3         BB-
            1,739,122       Term Loan, maturing December 20, 2010                                    1,767,927
                            DR. PEPPER BOTTLING COMPANY OF TEXAS             B1          BB-
            2,958,904       Term Loan, maturing December 19, 2010                                    3,005,137
                            DS WATERS ENTERPRISES, L.P.                      B1          B+
            2,500,000       Term Loan, maturing November 07, 2009                                    2,539,452
                     (1)    FLEMING COMPANIES, INC.                          B3           D
              438,008       Revolver, maturing June 18, 2007                                           435,453
              779,904       Term Loan, maturing June 18, 2008                                          776,980
                            INTERSTATE BRANDS CORPORATION                    Ba2         B+
            1,500,000       Term Loan, maturing July 19, 2007                                        1,500,703
              956,368       Term Loan, maturing July 19, 2007                                          960,193
                            MICHAEL FOODS, INC.                              B1          B+
            2,992,500       Term Loan, maturing November 21, 2010                                    3,043,465
                            NATIONAL DAIRY HOLDINGS, L.P.                    B1          BB+
              982,500       Term Loan, maturing April 30, 2009                                         985,161
                            NUTRASWEET ACQUISITION CORPORATION               Ba3         NR
              405,679       Term Loan, maturing May 24, 2005                                           387,423
            1,165,385       Term Loan, maturing May 25, 2009                                         1,154,459
                            SOUTHERN WINE & SPIRITS OF AMERICA, INC.         Ba3         BB+
            2,228,789       Term Loan, maturing July 02, 2008                                        2,254,792
                                                                                                 -------------
                                                                                                    29,414,834
                                                                                                 -------------
BUILDINGS AND REAL ESTATE: 3.0%
                     (1)    AMERCO, INC.                                     NR          NR
              555,000       Debtor In Possession Term Loan,
                            maturing August 13, 2004                                                   552,225
                            ASSOCIATED MATERIALS, INC.                       Ba3         B+
              736,842       Term Loan, maturing August 02, 2010                                        746,053
                            ATRIUM COMPANIES, INC.                           B1          B+
            2,000,000       Term Loan, maturing December 10, 2008                                    2,027,550
                            BUILDING MATERIALS HOLDING CORPORATION           Ba2         BB-
              995,000       Term Loan, maturing August 21, 2010                                        998,731
                            GENERAL GROWTH PROPERTIES                        Ba1        BBB-
            3,000,000       Term Loan, maturing April 16, 2006                                       3,000,000
            7,000,000       Term Loan, maturing April 16, 2006                                       7,000,000

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
BUILDINGS AND REAL ESTATE: (CONTINUED)
                            MACERICH PARTNERSHIP, L.P.                       Ba2         NR
         $  1,574,400       Term Loan, maturing July 26, 2005                                    $   1,582,272
                            ST. MARYS CEMENT, INC.                           B1          BB-
            3,000,000       Term Loan, maturing December 04, 2009                                    3,033,750
                            WERNER HOLDINGS COMPANY, INC.                    B1           B
              958,333       Term Loan, maturing June 11, 2009                                          926,588
                                                                                                 -------------
                                                                                                    19,867,169
                                                                                                 -------------
CABLE TELEVISION: 12.7%
                     (1)    ADELPHIA COMMUNICATIONS CORPORATION              NR          BBB
            1,955,580       Debtor In Possession Term Loan,
                            maturing June 25, 2004                                                   1,973,914
                            BRESNAN COMMUNICATIONS, LLC                      B1          BB-
            2,000,000       Term Loan, maturing December 31, 2007                                    2,019,750
                            CC VI OPERATING COMPANY, LLC                     B2         CCC+
            4,505,058       Term Loan, maturing November 12, 2008                                    4,376,100
                            CC VIII OPERATING, LLC                           B2          B-
            5,066,450       Term Loan, maturing February 02, 2008                                    4,996,787
                            CEBRIDGE CONNECTIONS, INC.                       NR          NR
            3,500,000       Term Loan, maturing February 04, 2009                                    3,500,000
            1,500,000       Term Loan, maturing February 23, 2009                                    1,500,000
                     (1)    CENTURY CABLE HOLDINGS, LLC                     Caa1         NR
              820,000       Revolver, maturing March 31, 2009                                          764,650
              500,000       Term Loan, maturing June 30, 2009                                          479,479
            3,500,000       Term Loan, maturing December 31, 2009                                    3,323,908
                            CHARTER COMMUNICATIONS OPERATING, LLC            B2           B
            8,000,000       Term Loan, maturing September 18, 2007                                   7,749,168
           13,892,257       Term Loan, maturing March 18, 2008                                      13,546,882
                            FALCON CABLE COMMUNICATIONS, LLC                 B2          BB
            3,460,183       Term Loan, maturing December 31, 2007                                    3,370,796
            2,200,377       Term Loan, maturing November 01, 2008                                    2,137,116
                     (1)    FRONTIERVISION OPERATING PARTNERS, L.P.          B2          NR
            1,000,000       Revolver, maturing October 31, 2005                                        998,750
            1,136,364       Term Loan, maturing September 30, 2005                                   1,130,208
            1,000,000       Term Loan, maturing March 31, 2006                                         994,583
                     (1)    HILTON HEAD COMMUNICATIONS, L.P.                Caa1         NR
            3,000,000       Revolver, maturing September 30, 2007                                    2,883,750
            7,000,000       Term Loan, maturing March 31, 2008                                       6,755,000
                            INSIGHT MIDWEST HOLDINGS, LLC                    Ba3         BB+
            1,500,000       Term Loan, maturing June 30, 2009                                        1,493,437
            3,000,000       Term Loan, maturing December 31, 2009                                    3,020,418
            2,000,000       Term Loan, maturing December 31, 2009                                    2,016,250
                            MCC IOWA MEDIACOM BROADBAND, LLC                 Ba3         BB+
            4,000,000       Term Loan, maturing March 31, 2010                                       3,978,752
            5,500,000       Term Loan, maturing September 30, 2010                                   5,547,746
                     (1)    OLYMPUS CABLE HOLDINGS, LLC                      B2          NR
            2,000,000       Term Loan, maturing June 30, 2010                                        1,893,750

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
CABLE TELEVISION: (CONTINUED)
         $  4,750,000       Term Loan, maturing September 30, 2010                               $   4,525,862
                                                                                                 -------------
                                                                                                    84,977,056
                                                                                                 -------------
CELLULAR COMMUNICATIONS: 8.4%
                            AIRGATE PCS, INC.                                B3          CC
              200,616       Term Loan, maturing June 06, 2007                                          199,780
            3,494,333       Term Loan, maturing September 30, 2008                                   3,479,772
                            CENTENNIAL CELLULAR OPERATING COMPANY            B2          B-
            4,000,000       Term Loan, maturing February 09, 2011                                    4,022,084
                            DOBSON CELLULAR SYSTEMS, INC.                    Ba3         B-
            2,992,500       Term Loan, maturing March 31, 2010                                       3,021,357
                            HORIZON PERSONAL COMMUNICATIONS, INC.            NR           D
            4,500,000       Term Loan, maturing September 26, 2008                                   4,258,125
            1,500,000       Term Loan, maturing March 31, 2009                                       1,408,125
                            MICROCELL TELECOMMUNICATIONS, INC.               NR         CCC+
            4,827,115       Term Loan, maturing December 31, 2008                                    4,812,030
                            NEXTEL FINANCE COMPANY                           Ba2         BB
              167,207       Revolver, maturing December 31, 2007                                       166,079
           15,259,336       Term Loan, maturing December 31, 2007                                   15,171,915
            5,000,000       Term Loan, maturing December 15, 2010                                    5,050,940
                            RURAL CELLULAR CORPORATION                       B2          B-
            5,175,537       Term Loan, maturing April 03, 2008                                       5,169,068
                            US UNWIRED, INC.                                 B2         CCC-
            2,342,452       Term Loan, maturing September 30, 2007                                   2,266,322
            1,627,318       Term Loan, maturing March 31, 2008                                       1,574,430
                            WESTERN WIRELESS CORPORATION                     B2          B-
            1,000,000       Revolver, maturing March 31, 2008                                          996,042
            2,291,667       Term Loan, maturing March 31, 2008                                       2,287,608
            2,000,000       Term Loan, maturing September 30, 2008                                   2,011,250
                                                                                                 -------------
                                                                                                    55,894,927
                                                                                                 -------------
CHEMICALS, PLASTICS AND RUBBER: 4.3%
                            FMC CORPORATION                                  Ba1        BBB-
              990,000       Term Loan, maturing October 21, 2007                                     1,002,622
                            GEO SPECIALTY CHEMICALS, INC.                   Caa1         CC
              830,101       Term Loan, maturing December 31, 2007                                      738,790
                            HERCULES, INC.                                   Ba1         BB
            2,475,000       Term Loan, maturing May 15, 2007                                         2,495,109
                            HUNTSMAN INTERNATIONAL, LLC                      B1           B
            2,532,970       Term Loan, maturing June 30, 2007                                        2,557,772
            2,533,024       Term Loan, maturing June 30, 2008                                        2,559,937
                            HUNTSMAN, LLC                                    B2           B
            2,398,353       Term Loan, maturing March 31, 2007                                       2,336,895
            1,799,153       Term Loan, maturing March 31, 2007                                       1,751,551
                            INEOS GROUP HOLDINGS, PLC                        Ba2         BB
            2,335,982       Term Loan, maturing April 26, 2009                                       2,361,288
                            JOHNSONDIVERSEY, INC.                            Ba3         BB-
            1,615,150       Term Loan, maturing November 03, 2009                                    1,634,779

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
CHEMICALS, PLASTICS AND RUBBER: (CONTINUED)
                            KRATON POLYMERS                                  B1          BB-
         $  2,000,000       Term Loan, maturing December 23, 2010                                $   2,035,834
                            NALCO COMPANY                                    B1          BB-
            5,000,000       Term Loan, maturing November 04, 2010                                    5,056,250
                            NOVEON, INC.                                     B1          BB-
            3,000,000       Term Loan, maturing December 31, 2009                                    3,033,750
                            ROCKWOOD SPECIALTIES GROUP, INC.                 B1          B+
            1,492,500       Term Loan, maturing July 23, 2010                                        1,504,627
                                                                                                 -------------
                                                                                                    29,069,204
                                                                                                 -------------
CONTAINERS, PACKAGING AND GLASS: 3.8%
                            BERRY PLASTICS CORPORATION                       B1          B+
            1,000,000       Term Loan, maturing July 22, 2010                                        1,002,500
            1,970,063       Term Loan, maturing August 31, 2010                                      1,990,380
                            CONSTAR INTERNATIONAL, INC.                      B2          BB-
            1,642,508       Term Loan, maturing November 20, 2009                                    1,660,730
                            CROWN CORK & SEAL COMPANY, INC.                  Ba3         BB-
            1,425,000       Term Loan, maturing September 15, 2008                                   1,447,414
                            GRAPHIC PACKAGING INTERNATIONAL, INC.            B1          B+
            3,980,000       Term Loan, maturing August 09, 2010                                      4,043,847
                            GREIF BROS. CORPORATION                          Ba3         BB
              751,667       Term Loan, maturing August 23, 2009                                        757,398
                            JEFFERSON SMURFIT CORPORATION                    Ba3         B+
            1,098,182       Term Loan, maturing March 31, 2007                                       1,108,340
                            KERR GROUP, INC.                                 B1          BB-
            1,469,477       Term Loan, maturing August 13, 2010                                      1,481,722
                            OWENS-ILLINOIS GROUP, INC.                       B1          BB-
            4,000,000       Term Loan, maturing April 01, 2008                                       4,034,584
                            SILGAN HOLDINGS, INC.                            Ba3         BB
            4,944,925       Term Loan, maturing November 30, 2008                                    5,027,599
                            SMURFIT-STONE CONTAINER CANADA, INC.             Ba3         B+
              363,256       Term Loan, maturing June 30, 2009                                          366,662
                            STONE CONTAINER CORPORATION                      Ba3         B+
            2,143,951       Term Loan, maturing June 30, 2009                                        2,172,536
                                                                                                 -------------
                                                                                                    25,093,712
                                                                                                 -------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING: 1.6%
                            BRAND SERVICES, INC.                             B1          B+
            1,000,000       Term Loan, maturing October 16, 2008                                     1,008,750
              951,635       Term Loan, maturing October 16, 2009                                       957,583
                            FLOWSERVE CORPORATION                            Ba3         BB-
            2,510,228       Term Loan, maturing June 30, 2009                                        2,537,123
                            MUELLER GROUP, INC.                              B1          B+
              985,000       Term Loan, maturing May 31, 2008                                           992,002
                            ROPER INDUSTRIES, INC.                           Ba2         BB+
            2,000,000       Term Loan, maturing December 29, 2008                                    2,026,250
                            SENSUS METERING SYSTEMS, INC.                    B2          B+
              869,565       Term Loan, maturing December 17, 2010                                      877,174
              130,435       Term Loan, maturing December 17, 2010                                      131,576

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING: (CONTINUED)
                            SPX CORPORATION                                  Ba2        BBB-
         $  2,227,500       Term Loan, maturing September 30, 2009                               $   2,245,251
                                                                                                 -------------
                                                                                                    10,775,709
                                                                                                 -------------
DIVERSIFIED/CONGLOMERATE SERVICE: 0.5%
                            IRON MOUNTAIN, INC.                              B1          BB
              800,000       Term Loan, maturing February 15, 2008                                      808,000
                            US INVESTIGATIONS SERVICES, LLC                  B1          BB-
            2,424,530       Term Loan, maturing December 31, 2008                                    2,423,015
                                                                                                 -------------
                                                                                                     3,231,015
                                                                                                 -------------
DIVERSIFIED/NATURAL RESOURCES: 0.3%
                            GEORGIA-PACIFIC CORPORATION                      Ba2         BB+
              800,000       Revolver, maturing November 03, 2005                                       795,562
            1,250,000       Term Loan, maturing November 03, 2005                                    1,252,735
                                                                                                 -------------
                                                                                                     2,048,297
                                                                                                 -------------
ECOLOGICAL: 0.9%
                            ALLIED WASTE NORTH AMERICA, INC.                 Ba3         BB
            1,000,000       Term Loan, maturing January 15, 2010                                     1,017,708
            1,481,250       Term Loan, maturing January 15, 2010                                     1,506,554
                            GREAT LAKES DREDGE & DOCK CORPORATION            B1          B+
            1,000,000       Term Loan, maturing December 22, 2010                                    1,010,000
                            IESI CORPORATION                                 B1          B+
              256,875       Revolver, maturing September 30, 2008                                      253,985
              997,500       Term Loan, maturing September 30, 2010                                   1,011,216
                            WASTE CONNECTIONS, INC.                          Ba2         BB+
            1,000,000       Term Loan, maturing October 22, 2010                                     1,005,313
                                                                                                 -------------
                                                                                                     5,804,776
                                                                                                 -------------
ELECTRONICS: 1.1%
                            ANTEON CORPORATION                               Ba3         BB
            1,000,000       Term Loan, maturing December 31, 2010                                    1,011,458
                            DECISION ONE CORPORATION                         B3          CCC
            2,807,000       Term Loan, maturing April 18, 2005                                       2,049,110
                            SEAGATE TECHNOLOGY (US) HOLDINGS, INC.           Ba1         BB+
            1,970,000       Term Loan, maturing May 13, 2007                                         1,996,103
                            TRANSACTION NETWORK SERVICES, INC.               Ba3         BB-
            2,605,253       Term Loan, maturing April 03, 2007                                       2,605,253
                                                                                                 -------------
                                                                                                     7,661,924
                                                                                                 -------------
FARMING AND AGRICULTURE: 0.9%
                            AGCO CORPORATION                                 Ba1         BB+
            4,000,000       Term Loan, maturing March 31, 2006                                       4,050,000
                            SCOTTS COMPANY                                   Ba1         BB
            2,000,000       Term Loan, maturing September 30, 2010                                   2,028,572
                                                                                                 -------------
                                                                                                     6,078,572
                                                                                                 -------------
FINANCE: 0.3%
                            RENT-A-CENTER, INC.                              Ba2         BB
            1,990,000       Term Loan, maturing May 28, 2009                                         2,015,870
                                                                                                 -------------
                                                                                                     2,015,870
                                                                                                 -------------

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
GAMING: 2.1%
                            ALLIANCE GAMING CORPORATION                      B1          BB-
         $  4,000,000       Term Loan, maturing September 04, 2009                               $   4,046,252
                            AMERISTAR CASINOS, INC.                          Ba3         BB-
            1,974,475       Term Loan, maturing December 20, 2006                                    1,986,507
                            ARGOSY GAMING COMPANY                            Ba2         BB
            1,923,950       Term Loan, maturing July 31, 2008                                        1,938,380
                            GREEN VALLEY RANCH GAMING, LLC                   B1          B+
            1,000,000       Term Loan, maturing December 22, 2010                                    1,015,000
                            ISLE OF CAPRI CASINOS, INC.                      Ba2         BB-
              982,500       Term Loan, maturing April 26, 2008                                         994,255
                            PENN NATIONAL GAMING                             B1          BB-
            1,000,532       Term Loan, maturing September 01, 2007                                   1,011,288
                            PINNACLE ENTERTAINMENT                           B1          B+
            1,633,333       Term Loan, maturing December 17, 2009                                    1,653,410
                            UNITED AUBURN INDIAN COMMUNITY                   Ba3         BB-
            1,060,489       Term Loan, maturing January 24, 2009                                     1,065,791
                                                                                                 -------------
                                                                                                    13,710,883
                                                                                                 -------------
GROCERY: 0.4%
                            GIANT EAGLE, INC.                                Ba2         BB+
            1,914,667       Term Loan, maturing August 02, 2009                                      1,934,413
            1,000,000       Term Loan, maturing August 06, 2009                                      1,009,375
                                                                                                 -------------
                                                                                                     2,943,788
                                                                                                 -------------
HEALTHCARE, EDUCATION AND CHILDCARE: 7.1%
                            ALARIS MEDICAL SYSTEMS, INC.                     Ba3         BB
              709,286       Term Loan, maturing June 30, 2009                                          717,886
                            ALLIANCE IMAGING, INC.                           B1          B+
              585,401       Term Loan, maturing November 02, 2006                                      575,888
                            APRIA HEALTHCARE GROUP, INC.                     Ba1        BBB-
            1,955,000       Term Loan, maturing July 20, 2008                                        1,970,843
                            CAREMARK RX, INC.                               Baa3        BBB-
            1,471,288       Term Loan, maturing March 31, 2006                                       1,481,035
                            COLGATE MEDICAL, LTD.                            Ba3         BB-
            3,000,000       Term Loan, maturing December 30, 2008                                    3,024,375
                            COMMUNITY HEALTH SYSTEMS, INC.                   Ba3         BB-
            2,962,500       Term Loan, maturing July 16, 2010                                        3,015,825
              997,500       Term Loan, maturing January 16, 2011                                     1,007,787
                            DAVITA, INC.                                     Ba3         BB
            4,978,437       Term Loan, maturing March 31, 2009                                       5,044,222
                            DJ ORTHOPEDICS, LLC                              B1          B+
            1,000,000       Term Loan, maturing May 15, 2009                                         1,011,875
                            EMPI CORPORATION                                 B1          B+
            1,500,000       Term Loan, maturing November 24, 2009                                    1,518,750
                            EXPRESS SCRIPTS, INC.                            Ba1         BBB
            1,000,000       Term Loan, maturing February 13, 2010                                    1,007,500
                            FISHER SCIENTIFIC INTERNATIONAL, INC.            Ba3         BB+
            2,370,342       Term Loan, maturing March 31, 2010                                       2,386,638
                            FRESENIUS MEDICAL CARE HOLDINGS, INC.            Ba1         BB+
            2,985,000       Term Loan, maturing February 21, 2010                                    3,025,112

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
HEALTHCARE, EDUCATION AND CHILDCARE: (CONTINUED)
                            HCA, INC.                                        Ba1        BBB-
         $  1,125,000       Term Loan, maturing April 30, 2006                                   $   1,125,117
                            IASIS HEALTHCARE CORPORATION                     B1          B+
              920,000       Term Loan, maturing February 09, 2009                                      929,631
                            INSIGHT HEALTH SERVICES CORPORATION              B1          B+
            1,933,333       Term Loan, maturing October 07, 2008                                     1,935,750
              150,000       Term Loan, maturing October 07, 2008                                       150,188
              664,965       Term Loan, maturing October 17, 2008                                       669,121
                            KINETIC CONCEPTS, INC.                           B1          BB-
            2,487,500       Term Loan, maturing August 11, 2010                                      2,524,813
                            MAGELLAN HEALTH SERVICES, INC.                   B1          B+
              833,333       Term Loan, maturing August 15, 2008                                        848,958
              666,667       Term Loan, maturing August 15, 2008                                        679,167
                            MEDCO HEALTH                                     Ba1         BBB
            1,496,250       Term Loan, maturing June 30, 2010                                        1,499,055
                            OXFORD HEALTH PLANS, INC.                        Ba2         BB+
            2,451,325       Term Loan, maturing April 25, 2009                                       2,465,881
                            PACIFICARE HEALTH SYSTEMS, INC.                  Ba3         BB+
              995,000       Term Loan, maturing June 03, 2008                                        1,006,609
                            SOLA INTERNATIONAL, INC.                         Ba3         BB-
            2,000,000       Term Loan, maturing December 11, 2009                                    2,030,000
                            TRIAD HOSPITALS, INC.                            Ba3         BB
            1,496,414       Term Loan, maturing September 30, 2008                                   1,518,396
                            VANGUARD HEALTH SYSTEMS, INC.                    Ba3         B+
            1,485,000       Term Loan, maturing January 03, 2010                                     1,499,850
                            VICAR OPERATING, INC.                            B1          B+
            2,487,374       Term Loan, maturing June 30, 2009                                        2,520,020
                                                                                                 -------------
                                                                                                    47,190,292
                                                                                                 -------------
HOME AND OFFICE FURNISHING, HOUSEWARES: 1.2%
                            GLOBAL IMAGING SYSTEMS, INC.                     Ba3         BB-
              497,500       Term Loan, maturing June 25, 2009                                          504,963
                            SEALY MATTRESS COMPANY                           B1          B+
              445,517       Term Loan, maturing December 15, 2004                                      447,606
              596,027       Term Loan, maturing December 15, 2005                                      598,821
              762,051       Term Loan, maturing December 15, 2006                                      765,623
                            SIMMONS COMPANY                                  B2          B+
            5,500,000       Term Loan, maturing December 19, 2011                                    5,571,615
                                                                                                 -------------
                                                                                                     7,888,628
                                                                                                 -------------
INSURANCE: 0.9%
                            CONSECO, INC.                                   Caa1         B-
            4,615,385       Term Loan, maturing September 10, 2009                                   4,644,231
            1,384,615       Term Loan, maturing September 10, 2010                                   1,393,269
                                                                                                 -------------
                                                                                                     6,037,500
                                                                                                 -------------
LEISURE, AMUSEMENT AND ENTERTAINMENT: 2.7%
                            FITNESS HOLDINGS WORLDWIDE, INC.                 B1           B
            3,000,000       Term Loan, maturing July 01, 2009                                        3,039,375
                            LOEWS CINEPLEX ENTERTAINMENT CORPORATION         NR          NR
            1,397,327       Term Loan, maturing February 29, 2008                                    1,401,693


                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
LEISURE, AMUSEMENT AND ENTERTAINMENT: (CONTINUED)
                            NEW JERSEY BASKETBALL, LLC                       NR          NR
         $  3,500,000       Term Loan, maturing July 16, 2004                                    $   3,513,125
                            PURE FISHING                                     NR          NR
              975,000       Term Loan, maturing December 31, 2009                                      979,266
                            REGAL CINEMAS, INC.                              Ba2         BB-
            2,922,581       Term Loan, maturing June 30, 2009                                        2,963,070
                            SIX FLAGS THEME PARKS, INC.                      Ba2         B+
              300,000       Revolver, maturing June 30, 2008                                           291,000
            4,000,000       Term Loan, maturing June 30, 2009                                        4,052,500
                            VIVENDI UNIVERSAL ENTERTAINMENT, LLP             Ba2         BB+
            2,000,000       Term Loan, maturing June 30, 2008                                        2,015,938
                                                                                                 -------------
                                                                                                    18,255,967
                                                                                                 -------------
LODGING: 0.5%
                            EXTENDED STAY AMERICA, INC.                      Ba3         BB-
            1,439,887       Term Loan, maturing January 15, 2008                                     1,459,685
                            WYNDHAM INTERNATIONAL, INC.                      NR          NR
              844,953       Term Loan, maturing April 01, 2006                                         833,109
            1,186,915       Term Loan, maturing June 30, 2006                                        1,158,513
                                                                                                 -------------
                                                                                                     3,451,307
                                                                                                 -------------
MACHINERY: 1.3%
                            ALLIANCE LAUNDRY HOLDINGS, LLC                   B1           B
            1,626,943       Term Loan, maturing August 02, 2007                                      1,634,400
                            NATIONAL WATERWORKS, INC.                        B1          BB-
            1,469,388       Term Loan, maturing November 22, 2009                                    1,488,979
                            REXNORD CORPORATION                              B1          B+
            1,838,889       Term Loan, maturing November 25, 2009                                    1,853,256
                            UNITED RENTALS (NORTH AMERICA), INC.             Ba3         BB
            3,055,556       Term Loan, maturing February 17, 2011                                    3,055,556
              833,333       Term Loan, maturing August 31, 2011                                        833,333
                                                                                                 -------------
                                                                                                     8,865,524
                                                                                                 -------------
MINING, STEEL, IRON AND NON-PRECIOUS METALS: 0.4%
                            PEABODY ENERGY CORPORATION                       Ba1         BB+
            2,977,500       Term Loan, maturing March 21, 2010                                       3,006,965
                                                                                                 -------------
                                                                                                     3,006,965
                                                                                                 -------------
OIL AND GAS: 1.1%
                            CITGO PETROLEUM CORPORATION                      Ba2         BB+
            1,500,000       Term Loan, maturing February 27, 2006                                    1,560,000
                            PACIFIC ENERGY GROUP, LLC                        Ba2        BBB-
            1,000,000       Term Loan, maturing July 26, 2009                                        1,006,563
                            W-H ENERGY SERVICES, INC.                        B2          B+
            2,487,500       Term Loan, maturing April 16, 2007                                       2,512,375
            1,458,777       Term Loan, maturing April 16, 2007                                       1,473,365
                            WILLIAMS PRODUCTION RMT COMPANY                  B2          BB
              995,000       Term Loan, maturing May 30, 2007                                         1,003,706
                                                                                                 -------------
                                                                                                     7,556,009
                                                                                                 -------------

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
OTHER BROADCASTING AND ENTERTAINMENT: 2.4%
                            DIRECTV HOLDINGS, LLC                            Ba2         BB
         $  3,500,000       Term Loan, maturing March 06, 2010                                   $   3,541,125
                            LIBERTY MEDIA CORPORATION                       Baa3        BBB-
            6,000,000       Floating Rate Note,
                            maturing September 17, 2006                                              6,079,026
                            PEGASUS MEDIA & COMMUNICATIONS, INC.             B3          B-
            1,098,695       Term Loan, maturing April 30, 2005                                       1,080,383
                            RAINBOW MEDIA GROUP                              Ba2         BB+
            4,987,491       Term Loan, maturing March 31, 2009                                       5,050,728
                                                                                                 -------------
                                                                                                    15,751,262
                                                                                                 -------------
PERSONAL AND NON DURABLE CONSUMER PRODUCTS: 2.4%
                            ARMKEL, LLC                                      Ba3         BB-
              716,106       Term Loan, maturing March 28, 2009                                         724,290
                            BUHRMANN U.S., INC.                              Ba3         BB-
            2,000,000       Term Loan, maturing December 31, 2010                                    2,029,062
                            CHURCH & DWIGHT CO., INC.                        Ba2         BB
            1,147,125       Term Loan, maturing September 30, 2007                                   1,162,181
                            JARDEN CORPORATION                               Ba3         B+
              997,500       Term Loan, maturing April 24, 2008                                       1,007,267
                            JOSTENS, INC.                                    Ba3         B+
            1,895,551       Term Loan, maturing July 29, 2010                                        1,916,166
                            NORWOOD PROMOTIONAL PRODUCTS, INC.               NR          NR
            3,588,404       Term Loan, maturing February 01, 2005                                    3,588,404
            1,916,163(2)    Term Loan, maturing February 01, 2005                                      852,693
              452,744(2)    Term Loan, maturing February 01, 2005                                           --
                            PAINT SUNDRY BRANDS CORPORATION                  B1           B
            3,000,000       Term Loan, maturing July 28, 2010                                        3,037,500
                             RAYOVAC CORPORATION                             B1          B+
            1,443,091       Term Loan, maturing September 30, 2009                                   1,454,215
                                                                                                 -------------
                                                                                                    15,771,778
                                                                                                 -------------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES: 1.8%
                            AFC ENTERPRISES, INC.                            B1           B
            1,070,892       Term Loan, maturing May 23, 2009                                         1,073,971
                            ALDERWOODS GROUP, INC.                           B1          BB-
            1,322,245       Term Loan, maturing September 29, 2008                                   1,341,666
                            COINMACH CORPORATION                             B1          BB-
              980,000       Term Loan, maturing July 25, 2009                                          990,657
                            DOMINO'S, INC.                                   B1          B+
            2,611,538       Term Loan, maturing June 25, 2010                                        2,653,323
                            JACK IN THE BOX, INC.                            Ba2         BB
            4,000,000       Term Loan, maturing January 09, 2010                                     4,062,500
                            OTIS SPUNKMEYER, INC.                            B1          B+
            1,884,749       Term Loan, maturing February 20, 2009                                    1,898,885
                            WEIGHT WATCHERS INTERNATIONAL, INC.              Ba1         BB
              300,721       Term Loan, maturing March 31, 2010                                         303,540
                                                                                                 -------------
                                                                                                    12,324,542
                                                                                                 -------------

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING: 7.4%
                            ADAMS OUTDOOR ADVERTISING, L.P.                  B1          B+
         $  1,760,500       Term Loan, maturing February 08, 2008                                $   1,771,503
                            AMERICAN MEDIA OPERATIONS, INC.                  Ba3         B+
               25,923       Term Loan, maturing April 01, 2006                                          25,891
            3,104,546       Term Loan, maturing April 01, 2007                                       3,148,786
                            AMERICAN REPROGRAPHICS COMPANY
            2,500,000       Term Loan, maturing June 18, 2009                B1          BB          2,537,500
            1,000,000       Term Loan, maturing December 18, 2009            B3           B          1,015,000
                            CANWEST MEDIA, INC.                              Ba3         B+
            5,969,231       Term Loan, maturing May 15, 2009                                         6,033,895
                            DEX MEDIA EAST, LLC                              B1          BB-
            1,807,363       Term Loan, maturing November 08, 2008                                    1,828,072
            1,983,691       Term Loan, maturing May 08, 2009                                         2,008,900
                            DEX MEDIA WEST, LLC                              B1          BB-
            5,661,111       Term Loan, maturing March 09, 2010                                       5,746,617
                            HOLLINGER INTERNATIONAL PUBLISHING, INC.         Ba2         B+
            1,960,038       Term Loan, maturing September 30, 2009                                   1,989,438
                            LAMAR MEDIA CORPORATION                          Ba2         BB-
            2,000,000       Term Loan, maturing June 30, 2009                                        2,001,666
            3,200,000       Term Loan, maturing June 30, 2010                                        3,242,000
                            MEDIANEWS GROUP, INC.                            Ba3         BB
            2,000,000       Term Loan, maturing December 30, 2010                                    2,025,000
                            PRIMEDIA, INC.                                   B3           B
            5,329,235       Term Loan, maturing June 30, 2009                                        5,276,608
                            R.H. DONNELLEY, INC.                             Ba3         BB
            1,980,173       Term Loan, maturing June 30, 2010                                        2,008,761
                            READER'S DIGEST ASSOCIATIONS, INC.               Ba1         BB
            2,647,757       Term Loan, maturing May 20, 2008                                         2,669,064
                            TRANSWESTERN PUBLISHING COMPANY                  B2           B
            3,000,000       Term Loan, maturing February 25, 2012                                    3,000,000
                            ZIFF DAVIS MEDIA, INC.                           B3          CCC
            2,911,712       Term Loan, maturing March 31, 2007                                       2,881,381
                                                                                                 -------------
                                                                                                    49,210,082
                                                                                                 -------------
RADIO AND TV BROADCASTING: 3.5%
                            CUMULUS MEDIA, INC.                              Ba3         B+
            1,985,000       Term Loan, maturing March 28, 2010                                       2,014,775
                            EMMIS OPERATING COMPANY                          Ba2         B+
              817,010       Term Loan, maturing February 28, 2009                                      820,657
            1,688,700       Term Loan, maturing August 31, 2009                                      1,711,450
                            FISHER BROADCASTING, INC.                        Ba3         B+
              652,845       Term Loan, maturing February 28, 2010                                      654,477
                            GRAY TELEVISION, INC.                            Ba2         B+
            2,000,000       Term Loan, maturing December 31, 2010                                    2,022,750
                            LIN TELEVISION CORPORATION                       Ba2         BB
              515,714       Term Loan, maturing December 31, 2007                                      521,470
                            MISSION BROADCASTING, INC.                       Ba3         B+
              897,436       Term Loan, maturing December 31, 2010                                      906,410

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
RADIO AND TV BROADCASTING: (CONTINUED)
                            NEXSTAR BROADCASTING                             Ba3         B+
         $    352,564       Term Loan, maturing December 31, 2010                                $     356,090
                            PAXSON COMMUNICATIONS CORPORATION                B1          B+
            7,000,000       Floating Rate Note,
                            maturing January 15, 2010                                                6,965,000
                            SINCLAIR BROADCAST GROUP, INC.                   Ba2         BB
              921,800       Term Loan, maturing December 31, 2009                                      932,664
            1,843,600       Term Loan, maturing December 31, 2009                                    1,865,329
                            SPANISH BROADCASTING SYSTEMS                     B1          B+
            1,750,000       Term Loan, maturing October 30, 2009                                     1,772,969
                            SUSQUEHANNA MEDIA COMPANY                        Ba1         BB-
            2,456,250       Term Loan, maturing June 30, 2008                                        2,480,812
                            TELEVICENTRO OF PUERTO RICO, LLC                 Ba2         BB
              464,286       Term Loan, maturing December 31, 2007                                      469,468
                                                                                                 -------------
                                                                                                    23,494,321
                                                                                                 -------------
RETAIL: 2.0%
                            ADVANCE STORES COMPANY, INC.                     Ba3         BB
              500,000       Term Loan, maturing November 30, 2006                                      505,469
            2,008,940       Term Loan, maturing November 30, 2007                                    2,033,425
                            ALIMENTATION COUCHE-TARD, INC.                   Ba2         BB
            1,000,000       Term Loan, maturing December 17, 2010                                    1,008,125
                            CH OPERATING, LLC                                B2          B+
              554,446       Term Loan, maturing June 21, 2007                                          554,446
                            CSK AUTO, INC.                                   Ba3         B+
            1,500,000       Term Loan, maturing June 19, 2009                                        1,508,907
                            ORIENTAL TRADING COMPANY, INC.
            1,974,684       Term Loan, maturing August 06, 2010              B1          B+          1,987,025
            1,000,000       Term Loan, maturing January 08, 2011             B2          B-          1,024,583
                            THE PANTRY, INC.                                 B1          B+
              843,222       Term Loan, maturing March 31, 2007                                         853,762
              860,527       Term Loan, maturing March 31, 2007                                         871,284
                            PETCO ANIMAL SUPPLIES, INC.                      Ba3         BB-
              727,597       Term Loan, maturing October 26, 2008                                       736,692
                            RITE AID CORPORATION                             Ba3         BB
            2,000,000       Term Loan, maturing April 30, 2008                                       2,043,750
                                                                                                 -------------
                                                                                                    13,127,468
                                                                                                 -------------
SATELLITE: 0.9%
                            ECHOSTAR DBS CORPORATION                         Ba3         BB-
            5,000,000       Floating Rate Note,
                            maturing October 01, 2008                                                5,200,000
                            PANAMSAT CORPORATION                             Ba2         BB
              538,462       Term Loan, maturing September 30, 2010                                     547,211
                                                                                                 -------------
                                                                                                     5,747,211
                                                                                                 -------------
TELECOMMUNICATIONS: 3.0%
                            CINCINNATI BELL, INC.                            B1          B+
               90,812       Revolver, maturing November 09, 2004                                        90,097
            4,987,500       Term Loan, maturing June 30, 2008                                        5,058,572

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: (CONTINUED)
                            GCI HOLDINGS, INC.                               Ba3         BB+
         $  1,394,858       Term Loan, maturing October 31, 2007                                 $   1,410,550
                            QWEST COMMUNICATIONS INTERNATIONAL, INC.         B3         CCC+
           10,000,000       Floating Rate Note,
                            maturing February 15, 2009                                               9,450,000
                            TIME WARNER TELECOM HOLDINGS                     B1           B
            4,000,000       Floating Rate Note,
                            maturing February 15, 2011                                               3,970,000
                                                                                                 -------------
                                                                                                    19,979,219
                                                                                                 -------------
TELECOMMUNICATIONS EQUIPMENT: 2.6%
                            AMERICAN TOWER, L.P.                             B1           B
            3,546,843       Term Loan, maturing June 30, 2007                                        3,567,681
                            CROWN CASTLE OPERATING COMPANY                   B1          B-
            1,299,578       Term Loan, maturing September 15, 2007                                   1,309,975
            4,870,792       Term Loan, maturing September 30, 2010                                   4,966,854
                            SBA SENIOR FINANCE, INC.                         B2         CCC+
            2,538,462       Term Loan, maturing October 31, 2008                                     2,562,788
                            SPECTRASITE COMMUNICATIONS, INC.                 B1          B+
            1,792,366       Term Loan, maturing December 31, 2007                                    1,803,382
            2,997,272       Term Loan, maturing December 31, 2007                                    3,036,075
                                                                                                 -------------
                                                                                                    17,246,755
                                                                                                 -------------
TEXTILES AND LEATHER: 0.8%
                     (1)    GALEY & LORD, INC.                              Caa2         NR
              877,508       Term Loan, maturing April 02, 2005                                         377,328
              622,492       Term Loan, maturing April 01, 2006                                         267,672
                            TARGUS GROUP, INC.                               NR          NR
            3,178,880       Term Loan, maturing August 31, 2006                                      3,147,092
                            WILLIAM CARTER COMPANY                           Ba3         BB
            1,641,036       Term Loan, maturing September 08, 2008                                   1,658,131
                                                                                                 -------------
                                                                                                     5,450,223
                                                                                                 -------------
TRANSPORTATION: 1.6%
                     (1)    AMERICAN COMMERCIAL LINES, LLC                   Ba3         NR
              880,000       Debtor In Possession Term Loan,
                            maturing July 31, 2004                                                     877,800
                            BAKER TANKS, INC.                                B1          B+
            1,000,000       Term Loan, maturing January 30, 2011                                     1,007,813
                            NEOPLAN USA CORPORATION                          NR          NR
              507,948       Term Loan, maturing June 30, 2006                                          507,947
                            PACER INTERNATIONAL, INC.                        B1          BB-
            1,241,176       Term Loan, maturing June 10, 2010                                        1,254,752
                            RAILAMERICA, INC.                                Ba3         BB
              226,265       Term Loan, maturing May 22, 2009                                           228,726
              316,239       Term Loan, maturing May 22, 2009                                           319,678
            1,396,721       Term Loan, maturing May 22, 2009                                         1,411,910
                            TEREX CORPORATION                                B1          BB-
            2,853,156       Term Loan, maturing July 03, 2009                                        2,859,696

                 See Accompanying Notes to Financial Statements

                                                                                BANK LOAN
                                                                                RATINGS+
                                                                               (UNAUDITED)
  PRINCIPAL AMOUNT          BORROWER/TRANCHE DESCRIPTION                   MOODY'S       S&P         VALUE
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION: (CONTINUED)
                            YELLOW ROADWAY CORPORATION                      Baa3         BBB
         $  1,090,909       Term Loan, maturing June 11, 2008                                    $   1,099,773
              909,091       Term Loan, maturing June 11, 2008                                          916,477
                                                                                                 -------------
                                                                                                    10,484,572
                                                                                                 -------------
UTILITIES: 1.4%
                            CALPINE CONSTRUCTION FINANCE COMPANY, L.P.       NR          B+
              995,000       Term Loan, maturing February 26, 2009                                    1,066,516
                            CALPINE CORPORATION                              B2           B
            3,980,000       Term Loan, maturing July 16, 2007                                        4,039,700
                            CENTERPOINT ENERGY, INC.                         Ba1        BBB-
            1,994,595       Term Loan, maturing October 07, 2006                                     2,045,291
                            NRG ENERGY, INC.                                 B1          BB-
              312,500       Term Loan, maturing June 23, 2010                                          321,924
              558,125       Term Loan, maturing June 23, 2010                                          574,956
                            PIKE ELECTRIC, INC.                              Ba3         BB-
            1,611,765       Term Loan, maturing April 18, 2010                                       1,626,623
                                                                                                 -------------
                                                                                                     9,675,010
                                                                                                 -------------
                            TOTAL SENIOR LOANS
                             (COST $628,488,454)                                                 $ 638,242,547
                                                                                                 -------------
OTHER CORPORATE DEBT: 0.2%

FINANCE: 0.2%
                            VALUE ASSET MANAGEMENT, INC.                     B3           B
            1,558,824       Senior Subordinated Bridge Note,
                            maturing August 31, 2005                                                 1,519,853
                                                                                                 -------------
                            TOTAL OTHER CORPORATE DEBT
                             (COST $1,556,698)                                                       1,519,853
                                                                                                 -------------
EQUITIES AND OTHER ASSETS: 0.3%

                            SECURITY DESCRIPTION                                                     VALUE
--------------------------------------------------------------------------------------------------------------
             (@), (R)       Decision One Corporation (92,638 Common Shares)                                 --
             (@), (R)       Murray's Discount Auto Stores, Inc. (Escrow)                               133,153
             (@), (R)       Neoplan USA Corporation (1,627 Common Shares)                                   --
             (@), (R)       Neoplan USA Corporation (170 Preferred B Shares)                                --
             (@), (R)       Neoplan USA Corporation (102 Preferred C Shares)                            40,207
             (@), (R)       Neoplan USA Corporation (331 Preferred D Shares)                           330,600
             (@), (R)       New World Restaurant Group, Inc. (Warrants for 2,244
                            Common Shares, Expires June 15, 2006)                                       30,788
             (@), (R)       Safelite Glass Corporation (99,495 Common Shares)                        1,250,652

                 See Accompanying Notes to Financial Statements

                            SECURITY DESCRIPTION                                                     VALUE
--------------------------------------------------------------------------------------------------------------
             (@), (R)       Safelite Realty (6,716 Common Shares)                                $      36,938
             (@), (R)       Targus Group, Inc. (Warrants for 47,931 Common Shares)                          --
                                                                                                 -------------
                            TOTAL FOR EQUITIES AND OTHER ASSETS
                             (COST $503,981)                                                         1,822,338
                                                                                                 -------------
                            TOTAL LONG-TERM INVESTMENTS
                             (COST $630,549,133)                                                   641,584,738
                                                                                                 -------------

SHORT-TERM INVESTMENTS: 1.6%

PRINCIPAL AMOUNT            SECURITY DESCRIPTION                                                     VALUE
--------------------------------------------------------------------------------------------------------------
         $ 11,000,000       State Street Repurchase Agreement dated 02/27/04, 0.7500%
                            due 03/01/04, $11,000,688 due upon repurchase (Collateralized by $11,145,000 FNMA, 1.500%, Market Value $11,223,472
                            due 10/01/04)                                                           11,000,000
                                                                                                 -------------
                            TOTAL SHORT-TERM INVESTMENTS
                             (COST $11,000,000)                                                     11,000,000
                                                                                                 -------------
                            TOTAL INVESTMENTS
                             (COST $641,549,133)**                                    97.6%      $ 652,584,738
                            OTHER ASSETS AND LIABILITIES -- NET                        2.4          16,142,151
                                                                                     -----       -------------
                            NET ASSETS                                               100.0%      $ 668,726,889
                                                                                     =====       =============

----------
    * Senior loans, while exempt from registration under the Securites Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.
    + Bank Loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
  (1) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.
  (2)  Loan is on non-accrual basis.
   NR  Not Rated
  (@)  Non-income producing security.
  (R)  Restricted security.
   ** For federal income tax purposes cost of investments (excluding short-term investments) is $641,564,353 and net unrealized appreciation consists of the following:

                            Gross Unrealized Appreciation      $  12,826,788
                            Gross Unrealized Depreciation         (1,806,403)
                                                               -------------
                               Net Unrealized Appreciation     $  11,020,385
                                                               =============

                 See Accompanying Notes to Financial Statements

                             ING Senior Income Fund

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Senior Income Fund held July 22, 2003, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

MATTERS:

   1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

   2.  Proposal 2 pertains to a Fund not included in this annual report.

   3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

RESULTS:

                        SHARES             SHARES VOTED            SHARES            BROKER           TOTAL
       PROPOSAL        VOTED FOR        AGAINST OR WITHHELD       ABSTAINED         NON-VOTE       SHARES VOTED
       --------------------------------------------------------------------------------------------------------
          1           18,971,635              21,316                39,876             --           19,032,827
          3           18,793,853              33,065               205,909             --           19,032,827

                             ING Senior Income Fund

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 29, 2004 were as follows:

                                              PER SHARE
FUND NAME                   TYPE               AMOUNT
---------                   ----               ------
Class A                      NII              $  0.6441
Class B                      NII              $  0.5683
Class C                      NII              $  0.5683
Class Q                      NII              $  0.6441

Class A                     LTCG              $  0.0152
Class B                     LTCG              $  0.0152
Class C                     LTCG              $  0.0152
Class Q                     LTCG              $  0.0152

----------
NII - Net investment income
LTCG - Long term capital gain

Of the ordinary distributions made during the fiscal year ended February 29, 2004, 0.20% qualifies for the dividends received deduction to corporate shareholders.

For the fiscal year ended February 29, 2004, 0.20% of ordinary dividends paid by the Fund are designated as qualifying dividend income subject to reduced income tax rates for individuals.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January 2004, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar year 2003.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Non-Interested Trustee"). The Trustees of the Fund are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                                                                   NUMBER OF
                                                                             PRINCIPAL           PORTFOLIOS IN        OTHER
                                  POSITION(S)     TERM OF OFFICE           OCCUPATION(S)          FUND COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS                HELD WITH       AND LENGTH OF            DURING THE            OVERSEEN BY        HELD BY
         AND AGE               THE REGISTRANT(S)  TIME SERVED(1)          PAST FIVE YEARS           TRUSTEE          TRUSTEE
         -------               -----------------  --------------          ---------------           -------          -------
NON-INTERESTED TRUSTEES:

Paul S. Doherty(2)                  Trustee       January         President and Partner,              122       None
7337 E. Doubletree Ranch Rd.                      2001 - present  Doherty, Wallace, Pillsbury
Scottsdale, Arizona 85258                                         and Murphy, P.C., Attorneys
Born: 1934                                                        (1996 - Present); and Trustee
                                                                  of each of the funds managed
                                                                  by Northstar Investment
                                                                  Management Corporation (1993
                                                                  - 1999).

J. Michael Earley(3)                Trustee       February        President and Chief                 122       None
7337 E. Doubletree Ranch Rd.                      2002 - present  Executive Officer, Bankers
Scottsdale, Arizona 85258                                         Trust Company, N.A. (1992 -
Born: 1945                                                        Present).

R. Barbara Gitenstein(2)            Trustee       February         President, College of New          122       None
7337 E. Doubletree Ranch Rd.                      2002 - present   Jersey (1999 - Present).
Scottsdale, Arizona 85258
Born: 1948

Walter H. May(2)                    Trustee       January         Retired. Formerly, Managing         122       Best Prep Charity
7337 E. Doubletree Ranch Rd.                      2001 - present  Director and Director of                      (1991 - Present).
Scottsdale, Arizona 85258                                         Marketing, Piper Jaffray,
Born: 1936                                                        Inc.; Trustee of each of the
                                                                  funds managed by Northstar
                                                                  Investment Management
                                                                  Corporation (1996 - 1999).

Jock Patton(2)                      Trustee       January         Private Investor (June 1997 -       122       Director, Hypercom,
7337 E. Doubletree Ranch Rd.                      2001 - present  Present). Formerly Director                   Inc. (January 1999
Scottsdale, Arizona 85258                                         and Chief Executive Officer,                  - Present); JDA
Born: 1945                                                        Rainbow Multimedia Group,                     Software Group,
                                                                  Inc. (January 1999 -                          Inc. (January
                                                                  December 2001).                               1999 - Present).

                                                                                                   NUMBER OF
                                                                             PRINCIPAL           PORTFOLIOS IN        OTHER
                                  POSITION(S)     TERM OF OFFICE           OCCUPATION(S)          FUND COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS                HELD WITH       AND LENGTH OF            DURING THE            OVERSEEN BY        HELD BY
         AND AGE               THE REGISTRANT(S)  TIME SERVED(1)          PAST FIVE YEARS           TRUSTEE          TRUSTEE
         -------               -----------------  --------------          ---------------           -------          -------
David W.C. Putnam(3)                Trustee       January         President and Director, F.L.        122       Anchor
7337 E. Doubletree Ranch Rd.                      2001 - present  Putnam Securities Company,                    International Bond
Scottsdale, Arizona 85258                                         Inc. and its affiliates;                      (December 2000 -
Born: 1939                                                        President, Secretary and                      Present);
                                                                  Trustee, The Principled                       Progressive Capital
                                                                  Equity Market Fund. Formerly,                 Accumulation Trust
                                                                  Trustee, Trust Realty Corp.;                  (August 1998 -
                                                                  Anchor Investment Trust; Bow                  Present);
                                                                  Ridge Mining Company and each                 Principled Equity
                                                                  of the F.L. Putnam funds                      Market Fund
                                                                  managed by Northstar                          (November 1996 -
                                                                  Investment Foundation                         Present), Mercy
                                                                  Management Corporation (1994                  Endowment
                                                                  - 1999).                                      Foundation (1995 -
                                                                                                                Present);
                                                                                                                Director, F.L.
                                                                                                                Putnam Investment
                                                                                                                Management Company
                                                                                                                (December 2001 -
                                                                                                                Present); Asian
                                                                                                                American Bank and
                                                                                                                Trust Company (June
                                                                                                                1992 - Present);
                                                                                                                and Notre Dame
                                                                                                                Health Care Center
                                                                                                                (1991 - Present)
                                                                                                                F.L. Putnam
                                                                                                                Securities Company,
                                                                                                                Inc. (June 1978 -
                                                                                                                Present); and an
                                                                                                                Honorary Trustee,
                                                                                                                Mercy Hospital
                                                                                                                (1973 - Present).

Blaine E. Rieke                     Trustee       February        General Partner, Huntington         122       Morgan Chase Trust
7337 E. Doubletree Ranch Rd.                      2001 - present  Partners (January 1997 -                      Co. (January 1998
Scottsdale, Arizona 85258                                         present). Chairman of the                      - present).
Born: 1933                                                        Board and Trustee of each of
                                                                  the funds managed by ING
                                                                  Investment Management Co.
                                                                  LLC (November 1998 -
                                                                  February 2001).

Roger B. Vincent                    Trustee       February        President, Springwell               122       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                      2002 - present  Corporation (1989 - present).                 Propane, Inc.
Scottsdale, Arizona 85258                                         Formerly, Director, Tatham                    (1998 - present).
Born: 1945                                                        Offshore, Inc. (1996 - 2000).

Richard A. Wedemeyer(2)(3)          Trustee       February        Retired. Formerly Vice              122       Touchstone
7337 E. Doubletree Ranch Rd.                      2001 - present  President - Finance and                       Consulting Group
Scottsdale, Arizona 85258                                         Administration, Channel                       (1997 - present).
Born: 1936                                                        Corporation (June 1996 -
                                                                  April 2002). Formerly,
                                                                  Trustee, First Choice Funds
                                                                  (1997 - 2001); and Trustee of
                                                                  each of the funds managed
                                                                  by ING Investment
                                                                  Management Co. LLC
                                                                  (1998 - 2001).

                                                                                                   NUMBER OF
                                                                             PRINCIPAL           PORTFOLIOS IN        OTHER
                                  POSITION(S)     TERM OF OFFICE           OCCUPATION(S)          FUND COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS                HELD WITH       AND LENGTH OF            DURING THE            OVERSEEN BY        HELD BY
         AND AGE               THE REGISTRANT(S)  TIME SERVED(1)          PAST FIVE YEARS           TRUSTEE          TRUSTEE
         -------               -----------------  --------------          ---------------           -------          -------
INTERESTED TRUSTEES:

Thomas J. McInerney(4)              Trustee       February        Chief Executive Officer, ING        175       Director,
7337 E. Doubletree Ranch Rd.                      2001 - present  U.S. Financial Services                       Hemisphere, Inc.
Scottsdale, Arizona 85258                                         (September 2001 to present);                  (May 2003 -
Born: 1956                                                        General Manager and Chief                     present). Director,
                                                                  Executive Officer, ING U.S.                   Equitable Life
                                                                  Worksite Financial Services                   Insurance Co.,
                                                                  (December 2000 to present);                   Golden American Life
                                                                  Member, ING Americas                          Insurance Co., Life
                                                                  Executive Committee (2001 to                  Insurance Company of
                                                                  present); President, Chief                    Georgia, Midwestern
                                                                  Executive Officer and                         United Life
                                                                  Director of Northern Life                     Insurance Co.,
                                                                  Insurance Company (2001 to                    ReliaStar Life
                                                                  present), ING Aeltus Holding                  Insurance Co.,
                                                                  Company, Inc. (2000 to                        Security Life of
                                                                  present), ING Retail Holding                  Denver, Security
                                                                  Company (1998 to present).                    Connecticut Life
                                                                  Formerly, ING Life Insurance                  Insurance Co.,
                                                                  and Annuity Company (1997 to                  Southland Life
                                                                  November 2002), ING                           Insurance Co., USG
                                                                  Retirement Holdings, Inc.                     Annuity and Life
                                                                  (1997 to March 2003); General                 Company, and United
                                                                  Manager and Chief Executive                   Life and Annuity
                                                                  Officer, ING Worksite                         Insurance Co. Inc
                                                                  Division (December 2000 to                    (March 2001 -
                                                                  October 2001), President,                     present); Member of
                                                                  ING-SCI, Inc. (August 1997 to                 the Board, National
                                                                  December 2000); President,                    Commission on
                                                                  Aetna Financial Services                      Retirement Policy,
                                                                  (August 1997 to December                      Competitiveness and
                                                                  2000); and has held a variety                 Technology of
                                                                  of line and corporate staff                   Connecticut,
                                                                  positions since 1978.                         Connecticut Business
                                                                                                                and Industry
                                                                                                                Association,
                                                                                                                Bushnell;
                                                                                                                Connecticut Forum;
                                                                                                                Metro Hartford
                                                                                                                Chamber of Commerce;
                                                                                                                and Chairman,
                                                                                                                Concerned Citizens
                                                                                                                for Effective
                                                                                                                Government.

John G. Turner(5)                   Trustee       January         Chairman, Hillcrest Capital         122       Director, Hormel
7337 E. Doubletree Ranch Rd.                      2001 - present  Partners (May 2002 -                          Foods Corporation
Scottsdale, Arizona 85258                                         Present); President, Turner                   (March 2000 -
Born: 1939                                                        Investment Company                            present); Shopko
                                                                  (January 2002 - Present).                     Stores, Inc. (August
                                                                  Mr. Turner was formerly Vice                  1999 - present); and
                                                                  Chairman of ING Americas                      M.A. Mortenson
                                                                  (2000 - 2002); Chairman and                   Company (March 2002
                                                                  Chief Executive Officer of                    - present).
                                                                  ReliaStar Financial Corp.

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of an affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.
(5) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
        NAME, ADDRESS               POSITION(S) HELD              AND LENGTH OF                        DURING THE
          AND AGE                    WITH THE TRUST               TIME SERVED(1)                     PAST FIVE YEARS
          -------                    --------------               --------------                     ---------------
OFFICERS:

James M. Hennessy              Chief Executive Officer and  February 2001 - Present     President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.   Chief Operating Officer                                  ING Investments, LLC(2) and certain of
Scottsdale, Arizona 85258                                                               its affiliates (December 2001 -
Born: 1949                     President                    January 2001 - Present      Present). Formerly, Senior Executive
                                                                                        Vice President and Chief Operating
                                                                                        Officer, ING Investments, LLC(2) and
                                                                                        certain of its affiliates (June 2000 -
                                                                                        December 2000); Executive Vice
                                                                                        President, ING Investments, LLC(2) and
                                                                                        certain of its affiliates (April 1998
                                                                                        - June 2000); and Senior Vice
                                                                                        President, ING Investments, LLC(2) and
                                                                                        certain of its affiliates (April 1995
                                                                                        - April 1998).

Michael J. Roland              Executive Vice President     February 2002 - Present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                  Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258                                                               Investments, LLC(2) and certain of its
Born: 1958                     Chief Financial Officer      January 2001 - Present      affiliates (December 2001 - Present).
                                                                                        Formerly, Senior Vice President, ING
                                                                                        Investments, LLC(2) and certain of its
                                                                                        affiliates (June 1998 - December
                                                                                        2001).

Stanley D. Vyner               Executive Vice President     August 2003 - Present       Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                            Investments, LLC(2) and certain of its
Scottsdale, Arizona 85258                                                               affiliates (July 2000 - Present); and
Born: 1950                                                                              Chief Investment Officer of the
                                                                                        International Portfolios, ING
                                                                                        Investments, LLC(2) (July 1996 -
                                                                                        Present). Formerly, President and
                                                                                        Chief Executive Officer, ING
                                                                                        Investments, LLC(2) (August 1996 -
                                                                                        August 2000).

Robert S. Naka                 Senior Vice President and    January 2001 - Present      Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.   Assistant Secretary                                      Secretary, ING Investments, LLC(2) and
Scottsdale, Arizona 85258                                                               certain of its affiliates (October 2001
Born: 1963                                                                              - Present). Formerly, Vice President
                                                                                        and Assistant Secretary, ING Funds
                                                                                        Services, LLC(3) (February 1997 -
                                                                                        August 1999).

Daniel A. Norman               Senior Vice President and    January 2001 - Present      Senior Vice President and Co-Senior
7337 E. Doubletree Ranch Rd.   Treasurer                                                Portfolio Manager, ING Investments,
Scottsdale, Arizona 85258                                                               LLC(2) and certain of its affiliates
Born: 1957                                                                              (November 1999 - Present). Formerly,
                                                                                        Senior Vice President and Portfolio
                                                                                        Manager, ING Investments, LLC(2) and
                                                                                        certain of its affiliates (April 1995
                                                                                        - November 1999).

Jeffrey A. Bakalar             Senior Vice President        January 2001 - Present      Senior Vice President and Co-Senior
7337 E. Doubletree Ranch Rd.                                                            Portfolio Manager, ING Investments,
Scottsdale, Arizona 85258                                                               LLC(2) (November 1999 - Present).
Born: 1959                                                                              Formerly, Vice President and Portfolio
                                                                                        Manager, ING Investments, LLC(2)
                                                                                        (February 1998 - November 1999).

Elliot Rosen                   Senior Vice President        May 2002 - Present          Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                            Investments, LLC(2) (February 1999 -
Scottsdale, Arizona 85258                                                               Present).
Born: 1953

William H. Rivoir III          Senior Vice President and    January 2001 - Present      Vice President of ING Investment
7337 E. Doubletree Ranch Rd.   Assistant Secretary                                      Management Co. (January 2004 -
Scottsdale, Arizona 85258                                                               Present). Formerly, Counsel, ING USFS
Born: 1951                                                                              Law Department (January 2003 -
                                                                                        December 2003); and Senior Vice
                                                                                        President, ING Investments, LLC(2) and
                                                                                        certain of its affiliates (June 1998 -
                                                                                        December 2002).

Curtis F. Lee                  Senior Vice President and    February 2001 - Present     Senior Vice President and Chief Credit
7337 E. Doubletree Ranch Rd.   Chief Credit Officer                                     Officer of Senior Loans, ING
Scottsdale, Arizona 85258                                                               Investments, LLC(2) (August 1999 -
Born: 1955                                                                              Present).

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
        NAME, ADDRESS               POSITION(S) HELD              AND LENGTH OF                        DURING THE
          AND AGE                    WITH THE TRUST               TIME SERVED(1)                     PAST FIVE YEARS
          -------                    --------------               --------------                     ---------------
Kimberly A. Anderson           Senior Vice President        November 2003 - Present     Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                            Investments, LLC(2) and certain of its
Scottsdale, Arizona 85258                                                               affiliates (October 2003 - Present).
Born: 1964                                                                              Formerly, Vice President, ING
                                                                                        Investments, LLC(2) and certain of its
                                                                                        affiliates (October 2001 - October
                                                                                        2003); Secretary, ING Investments,
                                                                                        LLC(2) and certain of its affiliates
                                                                                        (October 2001 - August 2003);
                                                                                        Assistant Vice President, ING Funds
                                                                                        Services, LLC(3) (November 1999 -
                                                                                        January 2001); and has held various
                                                                                        other positions with ING Funds
                                                                                        Services, LLC(3) for more than the
                                                                                        last five years.

Robyn L. Ichilov               Vice President               January 2001 - Present      Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                            LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                               ING Investments, LLC(2) (August 1997 -
Born: 1967                                                                              Present).

J. David Greenwald             Vice President               August 2003 - Present       Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                            Compliance, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                               (May 2003 - Present). Formerly,
Born: 1957                                                                              Assistant Treasurer and Director of
                                                                                        Mutual Fund Compliance and Operations,
                                                                                        American Skandia, a Prudential
                                                                                        Financial Company (October 1996 - May
                                                                                        2003).

Lauren D. Bensinger            Vice President               August 2003 - Present       Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                            Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                               (July 1995 - Present); Vice President
Born: 1954                                                                              (February 1996 - Present) and Chief
                                                                                        Compliance Officer (October 2001 -
                                                                                        Present), ING Investments, LLC(2).

Huey P. Falgout                Secretary                    August 2003 - Present       Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                            Services (November 2003 - Present).
Scottsdale, Arizona 85258                                                               Formerly, Counsel, ING U.S. Financial
Born: 1963                                                                              Services (November 2002 - November
                                                                                        2003); Associate General Counsel, AIG
                                                                                        American General (January 1999 -
                                                                                        November 2002).

Todd Modic                     Vice President               August 2003 - Present       Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                            Fund Accounting of ING Fund Services,
Scottsdale, Arizona 85258                                                               LLC(3) (September 2002 - Present).
Born: 1967                                                                              Formerly, Director of Financial
                                                                                        Reporting, ING Investments, LLC(2)
                                                                                        (March 2001 - September 2002);
                                                                                        Director of Financial Reporting,
                                                                                        Axient Communications, Inc. (May 2000
                                                                                        - January 2001); and Director of
                                                                                        Finance, Rural/Metro Corporation
                                                                                        (March 1995 - May 2000).

Theresa Kelety                 Assistant Secretary          August 2003 - Present       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                            (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                               Associate with Shearman & Sterling
Born: 1963                                                                              (February 2000 - April 2003); and
                                                                                        Associate with Sutherland Asbill &
                                                                                        Brennan (1996 - February 2000).

Susan P. Kinens                Assistant Vice President     February 2003 - Present     Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                  Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                               (December 2002 - Present); and has
Born: 1976                                                                              held various other positions with ING
                                                                                        Funds Services, LLC(3) for over the
                                                                                        last five years.

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
        NAME, ADDRESS               POSITION(S) HELD              AND LENGTH OF                        DURING THE
          AND AGE                    WITH THE TRUST               TIME SERVED(1)                     PAST FIVE YEARS
          -------                    --------------               --------------                     ---------------
Maria M. Anderson              Assistant Vice President     August 2001 - Present       Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                            Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                               Present). Formerly, Manager of Fund
Born: 1958                                                                              Accounting and Fund Compliance,
                                                                                        ING Investments, LLC(2) (September
                                                                                        1999 - November 2001).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

SUB-ADVISER
Aeltus Investment Management, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INSTITUTIONAL INVESTORS AND ANALYSTS
Call ING Senior Income Fund
1-800-336-3436

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071-1568

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:
ING Senior Income Fund
c/o ING Fund Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Fund, including charges and expenses, may be obtained by callling ING Funds Distributor Customer Service Desk at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Fund's proxy voting record will be available without charge on or about August 31, 2004 on the Fund's website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                          PRAR-SIF (0204-042904)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $47,793 for year ended February 29, 2004 and $28,400 for year ended February 28, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,000 in the year ended February 29, 2004 and $6,725 in the year ended February 28, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

     I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                              THE FUND(S)       FEE RANGE
                                              -----------   -----------------
Statutory audits or financial audits             /X/         As presented to
(including tax services associated with                          Audit
non-audit services)                                            Committee

Services associated with SEC                     /X/          Not to exceed
registration statements, periodic                               $8,500 per
reports and other documents filed with                            filing
the SEC or other documents issued in
connection with securities offerings
(e.g., consents), and assistance in
responding to SEC comment letters.

Consultations by Fund management with            /X/          Not to exceed
respect to accounting or disclosure                           $8,000 during
treatment of transactions or events                              the Pre-
and/or the actual or potential effect                            Approval
of final or proposed rules, standards                             Period
or interpretations by the SEC,
Financial Accounting Standards Board,
or other regulatory or standard setting
bodies.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                THE FUND(S)     FUND AFFILIATES          FEE RANGE
                                              ---------------  -----------------  ------------------------
Services related to Fund mergers                    /X/               /X/              Not to exceed
                                                                                        $10,000 per
                                                                                           merger

Consultations by Fund management with               /X/                                Not to exceed
respect to accounting or disclosure                                                      $5,000 per
treatment of transactions or events and/or                                           occurrence during
the actual or potential effect of final or                                             the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial          /X/                                Not to exceed
statements                                                                           $5,000 for each set
                                                                                         of financial
                                                                                          statements

Reports to regulatory or government agencies        /X/                               Up to $5,000 per
related to the annual engagement                                                      occurrence during
                                                                                       the Pre-Approval
                                                                                            Period

Regulatory compliance assistance                    /X/               /X/              Not to exceed
                                                                                     $5,000 per quarter

Training courses                                    /X/                                 Not to exceed
                                                                                      $2,000 per course

For Prime Rate Trust, agreed upon procedures        /X/                                 Not to exceed
for quarterly reports to rating agencies                                             $9,000 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004



                                                                    FUND
SERVICE                                         THE FUND(S)       AFFILIATES              FEE RANGE
-------                                       ---------------  -----------------  ------------------------
Preparation of federal and state income tax         /X/                                Not to exceed
returns and federal excise tax returns for                                            $6,000 per Fund
the Funds including assistance and review                                             during the Pre-
with excise tax distributions.                                                        Approval Period

Review of IRC Sections 851(b) and 817(h)            /X/                                Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                      during the Pre-
                                                                                      Approval Period

Review of year-end reporting for 1099's             /X/                                Not to exceed
                                                                                       $800 per Fund
                                                                                      during the Pre-
                                                                                      Approval Period

Tax assistance and advice regarding                 /X/               /X/              Not to exceed
statutory, regulatory or administrative                                                $5,000 for the
developments                                                                          Funds or for the
                                                                                           Funds'
                                                                                        investment
                                                                                       adviser during
                                                                                          the Pre-
                                                                                      Approval Period

International tax services (e.g., Taiwan and        /X/                                Not to exceed
India)                                                                                $5,000 per Fund
                                                                                      during the Pre-
                                                                                      Approval Period

Tax training courses                                /X/                                Not to exceed
                                                                                         $2,000 per
                                                                                       course during
                                                                                          the Pre-
                                                                                      Approval Period

                                                                     FUND
SERVICE                                         THE FUND(S)       AFFILIATES             FEE RANGE
-------                                       ---------------  -----------------  ------------------------
Tax services associated with Fund mergers           /X/                                Not to exceed
                                                                                         $8,000 per
                                                                                       merger during
                                                                                         the Pre-
                                                                                      Approval Period

Tax services related to the preparation of          /X/                                Not to exceed
annual PFIC statements and annual Form 5471                                            $18,000 during
(Controlled Foreign Corporation) for                                                      the Pre-
structured finance  vehicles                                                           Approval Period

Tax services related to CLOs and CBOs               /X/                                Not to exceed
                                                                                        $15,000 per
                                                                                          quarter

Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004


                                                                     FUND
SERVICE                                         THE FUND(S)       AFFILIATES             FEE RANGE
-------                                       ---------------  -----------------  ------------------------
Agreed-upon procedures for Class B share                              /X/              Not to exceed
12b-1 programs                                                                            $25,000
                                                                                      during the Pre-
                                                                                         Approval
                                                                                          Period

AIMR assistance, and/or verification of                               /X/              Not to exceed
composites                                                                                $25,000
                                                                                      during the Pre-
                                                                                         Approval
                                                                                          Period

Security counts performed pursuant to Rule          /X/                                Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                                  $5,000 per
Funds holding securities with affiliated                                                Fund during
sub-custodians)                                                                           the Pre-
                                                                                          Approval
                                                                                           Period

Appendix E

Prohibited Non-Audit Services
Dated:     200X

        - Bookkeeping or other services related to the accounting records or financial statements of the Funds

        -    Financial information systems design and implementation

        - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

        -    Actuarial services

        -    Internal audit outsourcing services

        -    Management functions

        -    Human resources

        -    Broker-dealer, investment adviser, or investment banking services

        -    Legal services

        -    Expert services unrelated to the audit

        - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $340,873 for year ended February 29, 2004 and $370,768 for fiscal year ended February 28, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

I.      INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.     VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations



----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.    DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.     APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.      VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

                                 ROUTINE MATTERS

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

        B.      Matters Requiring Case-by-Case Consideration

        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

                1.      Votes in Accordance with Agent Recommendation

                In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                2.      Non-Votes

                The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                4.      Referrals to a Fund's Valuation and Proxy Voting
                        Committee

                A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.     CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.    REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND


Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended

I.      INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and
        Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.     ROLES AND RESPONSIBILITIES

        A.      Proxy Coordinator

        The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

        B.      Agent

        An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

        The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

        The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

        C.      Proxy Group

        The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

        A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

        A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

        For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
        (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

        If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

        If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

        D.      Investment Professionals

        The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.    VOTING PROCEDURES

        A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

                                 ROUTINE MATTERS

        The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

        C.      Matters Requiring Case-by-Case Consideration

        The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

        Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

        The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
        Professional(s), as it deems necessary.

                1.      Votes in Accordance with Agent Recommendation

                In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                2.      Non-Votes

                The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.     CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.      REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

         NAME                                    TITLE OR AFFILIATION
Stanley D. Vyner              Chief Investment Risk Officer and Executive Vice President of ING
                              Investments, LLC

Karla J. Bos                  Acting Proxy Coordinator

Maria Anderson                Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                              LLC

Michael J. Roland             Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                    Vice President of Financial Reporting - Fund Accounting of ING Funds
                              Services, LLC

Theresa K. Kelety, Esq.       Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003


I.      INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.      THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)   Only if the director's legal expenses would be covered.

2.      PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.      AUDITORS

RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

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AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.      PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Generally, vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.      TENDER OFFER DEFENSES
POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.      MISCELLANEOUS GOVERNANCE PROVISIONS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
     - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
     -  If the dissidents agree, the policy remains in place.
     - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.      CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

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DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.      EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
     Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.      STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.     MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.     MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.     SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.     GLOBAL PROXIES
While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
     -  the opening of the shareholder meeting
     -  that the meeting has been convened under local regulatory requirements
     -  the presence of quorum
     -  the agenda for the shareholder meeting

     -  the election of the chair of the meeting
     -  the appointment of shareholders to co-sign the minutes of the meeting
     -  regulatory filings (E.G., to effect approved share issuances)
     - the designation of inspector or shareholder representative(s) of minutes of meeting
     - the designation of two shareholders to approve and sign minutes of meeting
     -  the allowance of questions
     -  the publication of minutes
     -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION
CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
     -  it is editorial in nature;
     -  shareholder rights are protected;
     -  there is negligible or positive impact on shareholder value;
     -  management provides adequate reasons for the amendments; and
     -  the company is required to do so by law (if applicable).

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Senior Income Fund


By /s/ James M. Hennessy
   -----------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date May 5, 2004
    ----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   ----------------------------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date May 5, 2004
    ----------------------------------


By  /s/ Michael J. Roland
   ----------------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date  May 5, 2004
    ----------------------------------